EXHIBIT 4.4


===============================================================================


                            STANDARD INDENTURE TERMS

                                 with respect to

                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS

                            SECURED MEDIUM-TERM NOTES

                                       and

                          ALLSTATE LIFE(R) CORENOTES(R)


===============================================================================













Allstate Life(R) is a registered service mark of Allstate Insurance Company. CoreNotes(R) is a registered service mark of Merrill Lynch & Co., Inc.


                                TABLE OF CONTENTS

                                                                                                  PAGE


                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1           Certain Terms Defined............................................................1
SECTION 1.2           Interpretation..................................................................12

                                    ARTICLE 2
                                    THE NOTES

SECTION 2.1           Amount Unlimited................................................................12
SECTION 2.2           Status of Notes.................................................................13
SECTION 2.3           Forms Generally.................................................................13
SECTION 2.4           Currency; Denominations.........................................................13
SECTION 2.5           Execution, Authentication, Delivery and Date....................................14
SECTION 2.6           Registration, Transfer and Exchange.............................................15
SECTION 2.7           Mutilated, Destroyed, Lost or Stolen Note Certificates..........................17
SECTION 2.8           Interest Record Dates...........................................................18
SECTION 2.9           Cancellation....................................................................19
SECTION 2.10          Global Securities...............................................................19
SECTION 2.11          Withholding Tax.................................................................21
SECTION 2.12          Tax Treatment...................................................................21

                                    ARTICLE 3
                           REDEMPTION, REPAYMENT AND REPURCHASE OF NOTES; SINKING FUNDS

SECTION 3.1           Redemption of Notes.............................................................22
SECTION 3.2           Repayment at the Option of the Holder...........................................26
SECTION 3.3           Repurchase of Notes.............................................................26
SECTION 3.4           Sinking Funds...................................................................27

                                    ARTICLE 4
                             PAYMENTS; PAYING AGENTS AND CALCULATION AGENT; COVENANTS

SECTION 4.1           Payment of Principal and Interest...............................................27
SECTION 4.2           Collection Account..............................................................31
SECTION 4.3           Offices for Payments, Etc.......................................................31
SECTION 4.4           Appointment to Fill a Vacancy in Office of Indenture Trustee....................32
SECTION 4.5           Paying Agents...................................................................32
SECTION 4.6           Calculation Agent...............................................................36
SECTION 4.7           Certificate to Indenture Trustee................................................39
SECTION 4.8           Negative Covenants..............................................................39
SECTION 4.9           Non-Petition....................................................................39



SECTION 4.10          Additional Amounts..............................................................39

                                    ARTICLE 5
                         REMEDIES OF THE INDENTURE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

SECTION 5.1           Event of Default Defined; Acceleration of Maturity; Waiver of Default...........41
SECTION 5.2           Collection of Indebtedness by Indenture Trustee; Indenture
                      Trustee May Prove Debt..........................................................45
SECTION 5.3           Application of Proceeds.........................................................47
SECTION 5.4           Suits for Enforcement...........................................................49
SECTION 5.5           Restoration of Rights on Abandonment of Proceedings.............................49
SECTION 5.6           Limitations on Suits by Holders.................................................49
SECTION 5.7           Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.........50
SECTION 5.8           Control by the Holders..........................................................51
SECTION 5.9           Waiver of Past Defaults.........................................................51

                                    ARTICLE 6
                              THE INDENTURE TRUSTEE

SECTION 6.1           Certain Duties and Responsibilities.............................................52
SECTION 6.2           Certain Rights of the Indenture Trustee.........................................53
SECTION 6.3           Not Responsible for Recitals, Validity of the Notes or
                      Application of the Proceeds.....................................................55
SECTION 6.4           May Hold Notes; Collections, Etc................................................55
SECTION 6.5           Funds Held By Indenture Trustee.................................................55
SECTION 6.6           Compensation; Reimbursement; Indemnification....................................55
SECTION 6.7           Corporate Trustee Required; Eligibility.........................................56
SECTION 6.8           Resignation and Removal; Appointment of Successor Trustee.......................57
SECTION 6.9           Acceptance of Appointment by Successor Trustee..................................59
SECTION 6.10          Merger, Conversion, Consolidation or Succession to Business
                      of Indenture Trustee............................................................60
SECTION 6.11          Limitations on Rights of Indenture Trustee as Creditor..........................61

                                    ARTICLE 7
                             HOLDERS' LISTS AND REPORTS BY INDENTURE TRUSTEE AND TRUST

SECTION 7.1           Trust To Furnish Indenture Trustee Names And Addresses Of Holders...............61
SECTION 7.2           Preservation of Information; Communication to Holders...........................61
SECTION 7.3           Reports by Indenture Trustee....................................................61
SECTION 7.4           Reports and Opinions by Trust...................................................62

                                       ii

SECTION 7.5           Reports on Assessment of Compliance with Servicing Criteria and Compliance Statements; Attestation Reports of Registered
                      Public Accounting Firm..........................................................64

                                    ARTICLE 8
                             CONCERNING EACH HOLDER

SECTION 8.1           Evidence of Action Taken by a Holder............................................64
SECTION 8.2           Proof of Execution of Instruments and of Holding of Notes.......................65
SECTION 8.3           Voting Record Date..............................................................65
SECTION 8.4           Persons Deemed to be Owners.....................................................65
SECTION 8.5           Notes Owned by Trust Deemed Not Outstanding.....................................66
SECTION 8.6           Right of Revocation of Action Taken; Binding Effect of Actions
                      by Holders......................................................................66

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

SECTION 9.1           Supplemental Indentures Without Consent of Holders..............................67
SECTION 9.2           Supplemental Indentures With Consent of Holders.................................68
SECTION 9.3           Compliance with Trust Indenture Act; Effect of Supplemental Indentures..........69
SECTION 9.4           Documents to Be Given to Indenture Trustee......................................70
SECTION 9.5           Notation on Note Certificates in Respect of Supplemental Indentures.............70
SECTION 9.6           Amendment to Funding Agreements.................................................70

                                   ARTICLE 10
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 10.1          Trust May Merge, Consolidate, Sell Or Convey Property
                      Under Certain Circumstances.....................................................72

                                   ARTICLE 11
            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED FUNDS

SECTION 11.1          Satisfaction and Discharge of Indenture.........................................72
SECTION 11.2          Application by Indenture Trustee of Funds Deposited for
                      Payment of Notes................................................................73
SECTION 11.3          Repayment of Funds Held by Paying Agent.........................................73
SECTION 11.4          Return of Funds Held by Indenture Trustee and Paying Agent......................74

                                   ARTICLE 12
                          MEETINGS OF HOLDERS OF NOTES

SECTION 12.1          Purposes for Which Meetings May Be Called.......................................74

                                      iii

SECTION 12.2          Call, Notice and Place of Meetings..............................................74
SECTION 12.3          Persons Entitled to Vote at Meetings............................................75
SECTION 12.4          Quorum; Action..................................................................75
SECTION 12.5          Determination of Voting Rights; Conduct of Adjournment of
                      Meetings........................................................................76
SECTION 12.6          Counting Votes and Recording Action of Meetings.................................77

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

SECTION 13.1          No Recourse.....................................................................78
SECTION 13.2          Provisions of Indenture for the Sole Benefit of Parties
                      and Holders.....................................................................78
SECTION 13.3          Successors and Assigns of Trust Bound by Indenture..............................78
SECTION 13.4          Notices and Demands on Trust, Indenture Trustee and any
                      Holder..........................................................................79
SECTION 13.5          Trust Certificates and Opinions of Counsel; Statements to be
                      Contained Therein...............................................................80
SECTION 13.6          Governing Law...................................................................82
SECTION 13.7          Counterparts....................................................................82
SECTION 13.8          Trust Indenture Act to Control..................................................82
SECTION 13.9          Judgment Currency...............................................................82

                                   ARTICLE 14
                                SECURITY INTEREST

SECTION 14.1          Security Interest...............................................................83
SECTION 14.2          Representations and Warranties..................................................84
SECTION 14.3          Additional Representations and Warranties.......................................85
SECTION 14.4          Further Assurances; Covenants...................................................86
SECTION 14.5          General Authority...............................................................88
SECTION 14.6          Remedies Upon Event of Default..................................................88
SECTION 14.7          Limitation on Duties of Indenture Trustee with Respect to
                      Collateral......................................................................89
SECTION 14.8          Concerning the Indenture Trustee................................................89
SECTION 14.9          Termination of Security Interest................................................90


EXHIBIT A-1         Form of Global Security for Secured Medium Term Notes
                    Program                                                                           A-1-1
EXHIBIT A-2         Form of Definitive Security for Secured Medium Term Notes
                    Program                                                                           A-2-1
EXHIBIT A-3         Form of Global Security for Allstate Life(R) CoreNotes(R) Program                 A-3-1
EXHIBIT A-4         Form of Definitive Security for Allstate Life(R) CoreNotes(R)
                    Program                                                                           A-4-1

                                       iv

EXHIBIT B           Form of Certificate of Authentication                                               B-1
EXHIBIT C           Form of Indenture Trustee Report Pursuant to Section 7.3(f)                         C-1




                                       v


     This document constitutes the Standard Indenture Terms, which will be incorporated by reference in, and form a part of, the Indenture (as defined below), by and among the Trust (as defined below) and the Indenture Trustee, Calculation Agent, Exchange Rate Agent, Paying Agent, Registrar and Transfer
Agent (as defined below).

     These Standard Indenture Terms shall be of no force and effect unless and until incorporated by reference into, and then only to the extent not modified by, such Indenture.

     The following  Standard  Indenture  Terms shall govern the Notes subject to
contrary  terms  and  provisions   expressly  adopted  in  the  Indenture,   any
Supplemental Indenture or the Notes, which contrary terms shall be controlling.

                                   ARTICLE 1
                                   DEFINITIONS

     SECTION 1.1 Certain Terms Defined. The following terms shall have the meanings specified in this Section for all purposes of the Indenture and the Notes, unless otherwise expressly provided. All other terms used in the Indenture which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act shall have the meanings (except as otherwise expressly provided in the Indenture or unless the context otherwise clearly requires) assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the Indenture as originally executed.

     "Additional Amounts" means any additional amounts which may be required by the Notes, under circumstances specified in a Note Certificate or Supplemental
Indenture, to be paid by the Trust in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

     "Administrative Services Agreement" means that certain administrative services agreement included in Part B of the Series Instrument, by and between the Trust and the Administrator, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Administrator" means AMACAR Pacific Corp., a Delaware corporation, in its capacity as the sole administrator of the Trust, or another entity specified in the Indenture as the Administrator, and, in each case, its permitted successors and assigns.

     "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control"
(including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"),

                                       1

as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agents" has the meaning ascribed in the Distribution Agreement.

     "Amended and Restated Administrative Services Agreement" means that certain
Amended and Restated Administrative Services Agreement dated as of -, 2006, between AMACAR Pacific Corp. and Global Funding, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Annual Redemption Percentage Reduction" has the meaning ascribed in the Note Certificate(s) or the Indenture.

     "Annual Report" has the meaning ascribed in Section 7.5.

     "Book-Entry Note" means a Note, the registered ownership of which is represented by a Global Security.

     "Business  Day"  means  (except  as  otherwise   provided  in  the  Pricing
Supplement)  any day,  other than a Saturday or Sunday,  that is neither a legal holiday nor a day on which  commercial  banks are authorized or required by law, regulation  or  executive  order to close  in The  City of New  York;  provided, however,  that,  if the  Specified  Currency  of the  Notes is other  than  U.S.
Dollars, the day must also not be a day on which commercial banks are authorized or required by law,  regulation  or  executive  order to close in the  Principal
Financial  Center of the country  issuing  the  Specified  Currency  (or, if the
Specified  Currency  is Euro,  the day must  also be a day on which  the  Target
System is open).

     "Calculation Agent" means the Indenture Trustee in its capacity as calculation agent with respect to the Notes, or any other Person specified as calculation agent with respect to any Notes in the Note Certificate(s) or the Indenture, and, in each case, it successor in such capacity.

     "Certificated Note" means a Note represented by a Definitive Security.

     "Clearing Corporation" means DTC, or any other clearing system specified in
the  Note   Certificate(s)   and  their  respective   successors  and  "Clearing
Corporations" means all of the foregoing.

     "Closing Instrument" means the closing instrument of the Trust, pursuant to which certain documents are executed in connection with the issuance of the Notes by the Trust.

                                       2

     "Code" means the United States Internal Revenue Code of 1986, as amended, including any successor statutes and any applicable rules, regulations, notices or orders promulgated thereunder.

     "Collateral" means, with respect to the Notes, the right, title and interest of the Trust in and to (i) each Funding Agreement held in the Trust,
(ii) all Proceeds in respect of each such Funding Agreement and (iii) all books and records (including without limitation, computer programs, printouts and other computer materials and files) of the Trust pertaining to the Funding
Agreement(s).

     "Collection Account" has the meaning ascribed in Section 4.2.

     "Commission" means the Securities and Exchange Commission or any successor body.

     "Compliance Report" has the meaning ascribed in Section 7.5.

     "Coordination Agreement" means that certain Coordination Agreement included in Part F of the Series Instrument, among the Trust and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Corporate Trust Office" means the office of the Indenture Trustee at which the Indenture shall, at any particular time, be administered, which office is, at the date as of which the Indenture is executed located at 227 W. Monroe
Street,  Suite 2600,  Chicago, IL 60606, except that for the purposes of Section
4.3 it shall be 4 New York Plaza, 1st Floor, New York, New York 10004, or such other location as may be specified in or pursuant to the Note Certificate(s) or the Indenture.

     "Custodian" has the meaning ascribed in Section 14.3(e).

     "Debt" of any Person means, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (iv) all contingent and non-contingent obligations of such Person to reimburse any bank or other
Person in respect of amounts paid under a letter of credit or similar instrument, (v) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vi) all Guarantees by such Person of Debt of another Person (each such Guarantee to constitute Debt in an amount equal to the amount of such other Person's Debt
Guaranteed thereby).

     "Defaulted Interest" has the meaning ascribed in Section 2.8(b).

                                       3

     "Definitive  Security"  means  any Note  Certificate  which is not a Global
Security.

     "Delaware Trustee" means Wilmington Trust Company, a Delaware banking corporation, or another entity specified in the Indenture as the Delaware
Trustee, in each case not in its individual capacity but solely as trustee, and its successors.

     "Depositary" shall mean, if the Notes are represented by one or more Global
Securities,  the  Clearing  Corporation  or its agent or nominee  designated  as
Depositary  by the Trust  pursuant to Section 2.10 until a successor  Depositary shall have become such pursuant to the  applicable  provisions of the Indenture, and  thereafter  "Depositary"  shall mean or include  each  Person who is then a
Depositary  under  the  Indenture.  The  Depositary  must,  at the  time  of its designation and at all times while it serves as Depositary, be a clearing agency
registered  under  the  Exchange  Act  and  any  other  applicable   statute  or
regulation.   Unless  otherwise  specified  in  the  Note  Certificate(s),   the
"Depositary" shall initially be DTC.

     "Distribution Agreement" means that certain Distribution Agreement dated as of -, 2006, by and among Global Funding and the Agents named therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "DTC" means The Depository Trust Company and its successors and assigns.

     "Entitlement Holder" means any Person in whose name Notes are credited to a securities account maintained in the name of such Person on the books and records of a Clearing Corporation or other Securities Intermediary.

     "Euro" means the currency introduced at the start of the third stage of the European economic and monetary union pursuant to the treaty establishing the European Community, as amended by the Treaty on European Union.

     "Event  of  Default"  means  any event or  condition  specified  as such in
Section 5.1 which shall have continued for the period of time, if any, therein designated.

     "Exchange Act" means the Securities Exchange Act of 1934, as it may be amended or supplemented from time to time, and any successor statute thereto, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

     "Exchange Event" has the meaning ascribed in Section 2.10(b).

     "Exchange Rate Agent" means the Indenture Trustee in its capacity as exchange rate agent with respect to the Notes, or any other person specified as exchange rate agent with respect to any Notes in the Note Certificate(s) or the Indenture, and, in each case, its successors in such capacity.

                                       4

     "Foreign Currency Note" means a Note the Specified Currency of which is other than U.S. Dollars.

     "Funding  Agreement"  means each  funding  agreement  issued by the Funding
Agreement  Provider  to  Global  Funding,   which  is  immediately  pledged  and
collaterally  assigned by Global Funding to the Funding Note  Indenture  Trustee
and immediately thereafter assigned absolutely to, and deposited into, the Trust by Global Funding, as the same may be amended, supplemented,  modified, restated
or replaced from time to time in accordance with the terms thereof.

     "Funding Agreement Provider" means Allstate Life Insurance Company, a stock life insurance company organized under the laws of the State of Illinois, and its successors.

     "Funding Note" has the meaning ascribed in the Funding Note Indenture.

     "Funding Note Indenture" means that certain Funding Note Indenture included in Part H of the Series Instrument, among Global Funding and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Funding Note  Indenture  Trustee" has the meaning  ascribed in the Funding
Note Indenture.

     "Global Funding" means Allstate Life Global Funding, a statutory trust formed under the laws of the State of Delaware.

     "Global Security" means a single Note Certificate deposited with the Depositary and registered in the name of a Clearing Corporation or its agent or nominee representing the entire issue of Book-Entry Notes, or if the rules of the applicable Clearing Corporation or the applicable securities laws or regulations of any jurisdiction limit the maximum principal amount of Note
Certificates, each of the minimum number of Note Certificates so deposited and registered that are required to comply with such laws, regulations and rules while representing in the aggregate the entire issue of Book-Entry Notes.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by virtue of an agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), (ii) to reimburse a bank for amounts drawn under a letter of credit for the purpose of paying such Debt or (iii) entered into for the purpose of

                                       5

assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part);
provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

     The term "Guarantee" used as a verb has a corresponding meaning.

     "Holder"  means,  with  respect to any Note,  the Person in whose name such
Note is registered in the Note Register.

     "Holder Representative" has the meaning ascribed in Section 5.8(a).

     "Indenture" means that certain  Indenture  included in Part G of the Series
Instrument, and which incorporates by reference these Standard Indenture Terms, among the Trust and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Indenture Trustee" means J.P. Morgan Trust Company, National Association, or another entity specified as the Indenture Trustee in the Indenture, and, in each case, its successors.

     "Initial Redemption Date" means, with respect to any Note or portion thereof to be redeemed pursuant to Section 3.1(b), the date on or after which such Note or portion thereof may be redeemed as determined by or pursuant to the Indenture or a Note Certificate of Supplemental Indenture.

     "Initial  Redemption  Percentage"  has the  meaning  specified  in the Note
Certificate(s).

     "Interest Payment Date" has the meaning ascribed in Section 2.8(a).

     "Interest Reset Date" has the meaning ascribed in the Note Certificate(s).

     "Investment Company Act" has the meaning ascribed in Section 4.8.

     "Judgment Currency" has the meaning ascribed in Section 13.9.

     "LIBOR", has the meaning ascribed in the Note Certificate(s).

     "LIBOR Currency" means the currency specified in the Note Certificate(s) as to which LIBOR shall be calculated or, if no currency is specified in the applicable Note Certificate, United States dollars.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has substantially the same practical effect as a security interest, in

                                       6

respect of such asset. For purposes hereof, the Trust shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Market Exchange Rate" for a Specified Currency other than United States dollars means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New
York.

     "Maturity Date" means, with respect to the principal (or any installment of principal) of the Notes, any date prior to the Stated Maturity Date on which the principal (or such installment of principal) of the Notes becomes due and payable whether, as applicable, by the declaration of acceleration of maturity, notice of redemption at the option of the Trust, notice of the Holder's option to elect repayment or otherwise.

     "Name Licensing Agreement" means that certain Name Licensing Agreement included in Part D of the Series Instrument, between Allstate Insurance Company and the Trust, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Nonrecourse Parties" has the meaning ascribed in Section 13.1.

     "Notes"   means  any  Secured   Medium  Term  Notes  or  Allstate   Life(R)
CoreNotes(R),  as the case may be, issued By the Trust under the Indenture, each in an authorized denomination and represented,  individually or collectively, by one or more Note Certificates authenticated by the Indenture Trustee pursuant to the terms of the Indenture.

     "Note  Certificate" means a security  certificate  representing one or more
Notes.

     "Note Register" has the meaning ascribed in Section 2.6(a).

     "Obligations" means the obligations of the Trust secured under the Notes and the Indenture, including (a) all principal of, any premium and interest payable (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Trust, whether or not allowed or allowable as a claim in any such proceeding) on, and any Additional Amounts with respect to, the Notes or pursuant to the Indenture, (b) all other amounts payable by the Trust under the Indenture or under the Notes including all costs and expenses
(including attorneys' fees) incurred by the Indenture Trustee or any Holder thereof in realizing on the Collateral to satisfy such obligations and (c) any renewals or extensions of the foregoing.

                                       7

     "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Trust or the Indenture Trustee or who may be other counsel satisfactory to the Indenture Trustee. Each such opinion shall include the statements provided for in Section 13.5 hereof, if and to the extent required hereby.

     "Original Issue Date" has the meaning ascribed in the Pricing Supplement.

     "Outstanding"  shall, subject to the provisions of Section 8.5, mean, as of any particular time, all Notes represented by Note Certificates  executed by the
Trust  and  authenticated  and  delivered  by the  Indenture  Trustee  under the
Indenture,  except (a) any Note  represented by a Note  Certificate  theretofore cancelled by the  Indenture  Trustee or delivered to the  Indenture  Trustee for cancellation;  (b) any Note as to which funds for the full payment or redemption of which in the  necessary  amount  shall have been  deposited in trust with the
Indenture Trustee or with any Paying Agent;  provided that if such Note is to be redeemed prior to the maturity  thereof,  notice of such  redemption  shall have
been  given  as  provided  in  or  pursuant  to  the  Indenture,   or  provision
satisfactory  to the  Indenture  Trustee  shall have been made for  giving  such notice;  and (c) any Note  represented by a Note Certificate in substitution for which one or more other Note  Certificates  shall  have been  authenticated  and delivered  pursuant  to the terms of Section  2.5 or which  shall have been paid
(unless proof  satisfactory  to the Indenture  Trustee is presented  that any of such Note is held by a Person  in whose  hands  such Note is a legal,  valid and binding obligation of the Trust).

     "Owner" shall, with respect to each Funding Agreement, have the meaning ascribed in such Funding Agreement.

     "Paying Agent" means the Indenture Trustee in its capacity as paying agent with respect to the Notes, and/or any other Person specified as paying agent with respect to any Notes in the Note Certificate(s) or the Indenture, and, in each case, its successors in such capacity.

     "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, limited liability company, trust (including any beneficiary thereof), bank, trust company, land trust, trust or other organization, whether or not a legal entity, and any government or any agency or political subdivision thereof.

     "Pricing Supplement" means the pricing supplement included as Annex A to the Series Instrument.

     "Principal Amount" with respect to a Funding Agreement, has the meaning ascribed in such Funding Agreement.

     "Principal Financial Center" means, as applicable (i) the capital city of the country issuing the Specified Currency; or (ii) the capital city of the country to which

                                       8

the LIBOR  Currency  relates;  provided,  however,  that with  respect to United
States dollars, Australian dollars, Canadian dollars, Euro, South African rands and Swiss francs, the "Principal Financial Center" shall be The City of New
York,  Sydney,  Toronto,  London  (solely  in the case of the  LIBOR  Currency),
Johannesburg and Zurich, respectively.

     "Proceeds" means all of the proceeds of, and all other profits, products, rents, principal payments, interest payments or other receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition or maturity of, or other realization upon, a Funding
Agreement, including without limitation all claims of the Trust against third parties for loss of, damage to or destruction of, or for proceeds payable under, such Funding Agreement, in each case whether now existing or hereafter arising.

     "Program"  means the program for  issuance,  from time to time,  of Secured
Medium Term Notes and Allstate Life(R) CoreNotes(R) through Allstate Life Global
Funding Trusts, as described in the Registration Statement.

     "Redemption Date" means, with respect to any Note to be redeemed, pursuant to Section 3.1(b) or Section 3.1(c), the date of redemption of such Note specified in the relevant notice of redemption provided to the Indenture Trustee pursuant to Section 3.1(d).

     "Redemption Price" means, with respect to the Notes, an amount equal to the Initial Redemption Percentage specified in the Note Certificate(s) (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount thereof to be redeemed.

     "Registrar" has the meaning ascribed in Section 2.6(a).

     "Registration Statement" means the Registration Statement relating to the Program (File No. 333-129157), filed with the Commission by the Funding
Agreement  Provider  and  Global  Funding  on October  20,  2005,  as amended by
Amendment No. 1 filed with the  Commission  on November 29, 2005,  and Amendment
No. 2 filed with the Commission on -, 2006, and as it may further be amended, supplemented, modified, restated or replaced from time to time.

     "Regular Interest Record Date" has the meaning ascribed in Section 2.8(a).

     "Regulation AB" has the meaning ascribed in Section 7.5.

     "Repayment Date" means, with respect to any Note or portion thereof to be repaid pursuant to Section 3.2, the date for the repayment of such Note or portion thereof as determined by or pursuant to the Indenture or a Note
Certificate or Supplemental Indenture.

                                       9

     "Repayment Price" means, with respect to any Note or portion thereof to be repaid pursuant to Section 3.2, the price for repayment of such Note or portion thereof as determined by, or pursuant to, the Indenture or an applicable Note
Certificate or Supplemental Indenture.

     "Responsible Officer" when used with respect to any Person means the chairman of the board of directors or any vice chairman of the board of directors or the president or any vice president (whether or not designated by a number or numbers or a word or words added before or after the title "vice president") of such Person. With respect to the Trust, Responsible Officer means any Responsible Officer (as defined in the preceding sentence) plus any assistant secretary and any financial services officer of the Delaware Trustee, and with respect to the Indenture Trustee, Responsible Officer means any Responsible Officer (as defined in the first sentence of this definition) plus the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other authorized officer of the Indenture Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     "Secured Parties" has the meaning ascribed in Section 14.1(a).

     "Securities  Act" means the  Securities  Act of 1933,  as amended,  and any
successor   statute   thereto,   and  the  rules,   regulations   and  published
interpretations of the Commission promulgated thereunder from time to time.

     "Securities   Intermediary"  means  any  Person,   including  any  Clearing
Corporation,  bank  or  broker,  that in the  ordinary  course  of its  business maintains securities accounts for others and is acting in that capacity.

     "Security Interest" has the meaning ascribed in Section 14.1(a).

     "Series Instrument" means the series instrument of the Trust, pursuant to which the Administrative Services Agreement, the Coordination Agreement, the
Funding Note Indenture, the Indenture, the Name Licensing Agreement, the Support
Agreement, the Terms Agreement and the Trust Agreement are entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "Special Interest Record Date" has the meaning ascribed in Section 2.8(b).

     "Specified Currency" has the meaning ascribed in Section 2.4.


                                       10

     "Standard Trust Terms" means those certain Standard Trust Agreement Terms, which will be incorporated by reference in and form a part of the Trust
Agreement.

     "Stated Maturity Date," means with respect to any Note, any installment of principal thereof, or interest thereon, any premium thereon or any Additional
Amounts with respect thereto, the date established by or pursuant to the Indenture or Note Certificate or Supplemental Indenture as the date on which the principal of such Note or such installment of principal or interest or such premium is, or such Additional Amounts are, due and payable.

     "Supplemental Indenture" has the meaning ascribed in Section 9.1(a).

     "Support Agreement" means that certain Support and Expenses Agreement included in Part C of the Series Instrument, by and between the Funding
Agreement Provider and the Trust, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Target  System"  means  the  Trans-European   Automated  Real  Time  Gross
Settlement Express Transfer (TARGET) System.

     "Tax Event" has the meaning ascribed in Section 3.1(c).

     "Terms Agreement" means that certain Terms Agreement included in Part E of the Series Instrument, by and among Global Funding, the Trust and each Agent named therein, which will incorporate by reference the terms of the Distribution
Agreement.

     "Trust"  means the  Allstate  Life Global  Funding  Trust  specified in the
Series Instrument, together with its permitted successors and assigns.

     "Trust Agreement" means that certain Trust Agreement included in Part A of the Series Instrument, among the Delaware Trustee, the Administrator and the Trust Beneficial Owner.

     "Trust Beneficial Owner" means Global Funding, in its capacity as the sole beneficial owner of the Trust, and its successors.

     "Trust Certificate" means a certificate signed by the Administrator on behalf of the Trust and delivered to the Indenture Trustee. Each such certificate shall include the statements provided for in Section 13.5.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any successor statute thereto, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

                                       11

     "UCC" means the Uniform Commercial Code, as from time to time in effect in the State of New York; provided that, with respect to the perfection, effect of perfection or non-perfection, or priority of any security interest in the Collateral, "UCC" shall mean the applicable jurisdiction whose law governs such perfection, non-perfection or priority.

     "United  States",  except  as  otherwise  provided  in or  pursuant  to the
Indenture or any Note Certificate, means the United States of America (including
the  states  thereof  and  the  District  of  Columbia),   its  territories  and
possessions and other areas subject to its jurisdiction.

     "United States Dollars", "U.S. Dollars" or "$" means lawful currency of the United States.

     SECTION 1.2 Interpretation. For all purposes of the Indenture except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular;

          (b)  all  accounting  terms used and not expressly  defined shall have the  meanings  given to them in  accordance  with  United  States generally accepted accounting principles, and the term "generally
               accepted  accounting   principles"  shall  mean  such  accounting
               principles  which are  generally  accepted at the date or time of any computation or at the date of the Indenture;

          (c)  references   to   Exhibits,   Articles,   Sections,   paragraphs,
               subparagraphs and clauses shall be construed as references to the
               Exhibits,  Articles,  Sections,  paragraphs,   subparagraphs  and
               clauses of the Indenture;

          (d)  the  words  "include",   "includes"  and  "including"   shall  be
               construed to be followed by the words "without limitation"; and

          (e) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting the Indenture or the intent of the parties.

                                   ARTICLE 2
                                    THE NOTES

     SECTION 2.1 Amount Unlimited. The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture shall be the principal amount of the Notes set forth in the Pricing Supplement.


                                       12

     SECTION 2.2 Status of Notes. The Notes constitute direct, unconditional, unsubordinated and secured non-recourse obligations of the Trust and rank equally among themselves.

     SECTION 2.3 Forms Generally.

          (a)  The Note Certificates, shall be in, or substantially in, the form set forth in Exhibit A-1,  Exhibit  A-2,  Exhibit A-3 and Exhibit
               A-4  attached  hereto,  as  applicable,  in each  case  with such
               appropriate  insertions,   omissions,   substitutions  and  other
               variations  as are required or  permitted by the  Indenture or as
               may  in  the  Trust's  judgment  be  necessary,   appropriate  or
               convenient  to  permit  the Notes to be  issued  and sold,  or to comply, or facilitate  compliance,  with applicable laws, and may have such letters,  numbers or other marks of identification  and such legends or endorsements placed thereon as may be required to comply  with the rules of any  securities  exchange  on which the
               Notes  may  be  listed,  or as  may,  consistently  herewith,  be determined by the Responsible Officer of the Trust executing such
               Note Certificates, with the approval of the Indenture Trustee, as evidenced by his or her execution thereof.

          (b)  Note  Certificates  may  be  printed,   lithographed,   engraved,
               typewritten,  photocopied or otherwise  produced in any manner as the  Responsible  Officer of the Trust  executing  such Notes may determine.

          (c) The terms and provisions contained in the Note Certificates and in any Supplemental Indenture shall constitute, and are expressly made, a part of the Indenture and, to the extent applicable, the Trust and the Indenture Trustee, by their execution and delivery of the Indenture, expressly agree to such terms and provisions and to be bound thereby.

     SECTION 2.4 Currency; Denominations.

          (a)  Unless  otherwise  specified in the Note  Certificates  or in any
               Supplemental  Indenture,   Notes  will  be  denominated  in,  and
               payments of principal of, premium and interest on, and Additional
               Amounts in respect to, the Notes will be made in,  U.S.  dollars.
               The  currency  in which the Notes are  denominated  (or,  if such currency is no longer  legal tender for the payment of public and private  debts in the country  issuing  such  currency or, in the case of Euro,  in the member  states of the  European  Union that have adopted the single  currency in  accordance  with the Treaty

                                       13

               establishing the European Community, as amended by the Treaty on European Union, such currency which is then such legal tender) is in the Indenture referred to as the "Specified Currency".

          (b) Unless otherwise provided in or pursuant to the Indenture, the Trust appoints the Indenture Trustee as Exchange Rate Agent with respect to the Notes and the Indenture Trustee accepts such appointment.

          (c)  Unless  otherwise  specified  in the  Note  Certificates  or in a
               Supplemental   Indenture,   Notes  shall  be  issued  in  minimum
               denominations  of  $1,000  and  integral  multiples  of $1,000 in excess thereof or equivalent denominations in other currencies.

          (d) The Trust may (if so specified in a Note Certificate or Supplemental Indenture) without the consent of the Holder of any Note, redenominate all, but not less than all, of the Notes on or after the date on which the member state of the European Union in whose national currency the Notes are denominated has become a participant member in the third stage of the European economic and monetary union as more fully set out in a Note Certificate or Supplemental Indenture.

          (e)  Unless otherwise  specified in a Note Certificate or Supplemental
               Indenture, if the Specified Currency of the Notes is other than U.S. Dollars, the Trust shall not sell the Notes in, or to residents of, the country issuing such Specified Currency.

     SECTION 2.5 Execution, Authentication, Delivery and Date.

          (a) Each Note Certificate shall be executed on behalf of the Trust by any Responsible Officer of the Delaware Trustee. The signature of any Responsible Officer of the Delaware Trustee may be manual, in facsimile form, imprinted or otherwise reproduced and may, but need not, be attested.

          (b) Each Note Certificate bearing the signature of a Person who was at any time a Responsible Officer of the Delaware Trustee shall bind the Trust, notwithstanding that such Person has ceased to hold such office prior to the authentication and delivery of such Note Certificate or did not hold such office at the date of such Note Certificate.

                                       14

          (c)  At any time,  and from  time to time,  after  the  execution  and
               delivery  of  the   Indenture,   the  Trust  may   deliver   Note
               Certificates  executed  by or on  behalf  of  the  Trust  to  the
               Indenture Trustee for  authentication,  and the Indenture Trustee shall thereupon  authenticate and deliver such Note  Certificates as provided in the Indenture and not otherwise.

          (d) The Indenture Trustee shall have the right to decline to authenticate and deliver any Note Certificates under this Section if the Indenture Trustee has obtained an Opinion of Counsel reasonably acceptable to the Trust, to the effect that the issuance of the Notes will adversely affect the Indenture
               Trustee's own rights, duties or immunities under the Indenture.

          (e)  The  Note   Certificates   shall  be  dated  the  date  of  their
               authentication.

          (f) No Note shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose, unless there appears on the Note Certificate representing such Note a certificate of authentication substantially in the form attached as Exhibit B executed by the Indenture Trustee by manual signature of one of its authorized signatories. Such certificate upon any Note
               Certificate shall be conclusive evidence, and the only evidence, that such Note Certificate has been duly authenticated and delivered under the Indenture.

     SECTION 2.6 Registration, Transfer and Exchange.

          (a)  The Indenture  Trustee will serve initially as registrar (in such
               capacity,   and  together  with  any  successor  registrar,   the
               "Registrar")  for the  Notes.  In such  capacity,  the  Indenture
               Trustee  will cause to be kept at the  Corporate  Trust Office of the Indenture  Trustee a register (the "Note Register") in which, subject to such reasonable  regulations as it may prescribe,  the
               Indenture  Trustee will provide for the registration of the Notes and of  transfers  of the Notes.  The Note  Register  shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time.

          (b)  Subject to Section 2.10, upon surrender of a Note Certificate for
               registration  of  transfer  of  any  Note  represented   thereby,
               together  with  the  form  of  transfer   endorsed  thereon  duly
               completed and executed, at the designated office of the Registrar or of any applicable  transfer agent,  each as provided in a Note
               Certificate

                                       15

               or Supplemental Indenture, the Delaware Trustee, on behalf of the
               Trust shall execute, and the Indenture Trustee shall authenticate and  deliver,  in  the  name  of  the  designated  transferee  or transferees,  one or more new Note  Certificates  representing an aggregate  principal  amount  of  Notes  equal  to the  aggregate
               principal   amount  of  the  Notes   represented   by  such  Note
               Certificate surrendered for registration of transfer.

          (c)  Subject to Section 2.10, at the option of the applicable  Holder, any Note  Certificate  may be exchanged  for one or more new Note
               Certificates,  and  any  two or  more  Note  Certificates  may be consolidated  into and exchanged for a single Note Certificate or fewer than the number of Note  Certificates  duly  presented  for exchange,  in each  case  representing  one or more  Notes  in an aggregate  principal  amount  equal  to the  aggregate  principal amount of the Notes  represented by the Note  Certificate or Note
               Certificates  duly presented for exchange.  Each Note Certificate to be exchanged shall be surrendered at the designated  office of the  Registrar  or of any  applicable  transfer  agent,  each  as
               provided  in  a  Note  Certificate  or  Supplemental   Indenture.
               Whenever any Note Certificate is so surrendered for exchange, the
               Delaware Trustee,  on behalf of the Trust shall execute,  and the
               Indenture  Trustee  shall  authenticate  and  deliver,  the  Note
               Certificate or Note  Certificates  which the applicable Holder is
               entitled  to   receive,   bearing   numbers,   letters  or  other
               designating marks not contemporaneously outstanding.

          (d)  Each Note Certificate executed,  authenticated and delivered upon any  transfer  or  exchange  shall be a valid  obligation  of the
               Trust,  evidencing  the  same  debt,  and  entitled  to the  same
               benefits   under  the   Indenture,   as  the  Note   Certificates
               surrendered  in  connection  with any such  transfer or exchange.
               Upon  surrender,  transfer  or  exchange  of a  Note  Certificate pursuant to this Section  2.6,  each new Note  Certificate  will, within three Business Days of the receipt of the applicable  form of transfer or the applicable  surrender,  as the case may be, be delivered  to the  designated  office of the  Registrar or of any applicable transfer agent, each as provided in a Note Certificate or  Supplemental  Indenture,  or mailed at the risk of the Person entitled  to such  Note  Certificate  to such  address  as may be specified in the form of transfer or in written  instructions  of the applicable Holder upon surrender for exchange.

          (e) Every Note Certificate presented or surrendered in connection with any transfer or exchange shall (if so required by the Trust or

                                       16

               the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Indenture Trustee duly executed by, the applicable Holder or his attorney duly authorized in writing.

          (f) No service charge shall be made in connection with any transfer of Notes or exchange of Note Certificates, but the Trust or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer of Notes or exchange of Note
               Certificates.

          (g)  Except as otherwise provided in or pursuant to the Indenture, the
               Trust and the Indenture Trustee shall not be required to (i) upon presentation  or surrender of a Note  Certificate  in  connection with any  transfer or exchange  during a period  beginning at the opening of business 15 days before the day of the  selection  for redemption  of Notes under Section 3.1 and ending at the close of business  on  the  day  of  such  selection,  exchange  any  Note
               Certificate   representing  any  Note  selected  for  redemption,
               register  the  transfer  of any such Note,  or  portion  thereof, except  in the case of any  Note to be  redeemed  in  part,  with respect to the portion of such Note not to be  redeemed,  or (ii)
               exchange any Note Certificate representing any Note the Holder or
               Holders of which  shall have  exercised  the option  pursuant  to
               Section  3.2 to require the Trust to repay any such Note prior to its Stated  Maturity  Date or register  the  transfer of any such
               Note except,  in the case of any Note to be repaid in part,  with respect to the portion of such Note not to be repaid.

     SECTION 2.7 Mutilated, Destroyed, Lost or Stolen Note Certificates.

          (a)  If (i) any Note  Certificate  is mutilated and is  surrendered to the Indenture  Trustee or the Trust, or the Indenture Trustee and
               the  Trust  receive   evidence  to  their   satisfaction  of  the
               destruction,  loss or  theft of any  Note  Certificate,  and (ii)
               there is  delivered to the Trust and the  Indenture  Trustee such security or  indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trust or the
               Indenture Trustee that such Note Certificate has been acquired by a  protected  purchaser,  the Trust  shall  execute  and upon its request the Indenture Trustee shall authenticate and deliver,  in exchange for or in lieu of any such mutilated, destroyed, lost or stolen  Note  Certificate,  a new Note  Certificate  representing
               Notes of like tenor and  principal  amount,  bearing a number not contemporaneously outstanding.

                                       17

          (b) If any Note represented by any such mutilated or apparently destroyed, lost or stolen Note Certificate has become or is about to become due and payable, the Trust in its discretion may, instead of issuing a new Note Certificate, pay such amounts in respect of the Notes represented by such Note Certificate.

          (c)  Upon the execution,  authentication  and delivery of any new Note
               Certificate under this Section, the Indenture Trustee or the Trust may require the Holder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

          (d)  The  Notes  represented  by  every  Note  Certificate   executed,
               authenticated  and delivered  pursuant to this Section in lieu of any apparently  destroyed,  lost or stolen Note Certificate shall constitute an original additional  contractual  obligation of the
               Trust,  whether or not any  obligation  with respect to the Notes represented  by the  apparently  destroyed,  lost or stolen  Note
               Certificate  shall be at any time enforceable by any Person,  and shall be entitled to all of the benefits of the Indenture equally and  proportionately  with any and all other  Notes  duly  issued under the Indenture.

          (e) The provisions of this Section are exclusive with respect to the replacement of any mutilated or apparently destroyed, lost or stolen Note Certificate or the payment of the Notes represented thereby and shall preclude all other rights and remedies with respect to the replacement of any mutilated or apparently destroyed, lost or stolen Note Certificate or the payment of the Notes represented thereby.

     SECTION 2.8 Interest Record Dates.

          (a) Interest on and Additional Amounts with respect to any Note which is payable, on any interest payment date specified in the Note
               Certificates or in any Supplemental Indenture (each such date, an "Interest Payment Date") shall be paid to the Holder of such Note at the close of business on the date specified as the regular interest record date in the Note Certificates or Supplemental
               Indenture (the "Regular Interest Record Date") or, if no such date is specified, the date that is 15 calendar days preceding such Interest Payment Date.

                                       18

          (b) Unless otherwise provided in the Note Certificates or in any Supplemental Indenture, any interest on, and any Additional
               Amounts with respect to, any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment
               Date specified in the Note Certificates or Supplemental Indenture
               (the "Defaulted Interest") shall forthwith cease to be payable to the Holder of such Note on the relevant Regular Interest Record
               Date by virtue of having  been such  Holder,  and such  Defaulted
               Interest shall be paid by the Trust to the Holder of such Note at the close of business on a special record date (the "Special
               Interest Record Date") established by the Trust by notice to each applicable Holder and the Indenture Trustee in accordance with
               Section 13.4, which Special Interest Record Date shall be not more than 15 nor less than 10 days prior to the date of the proposed payment of Defaulted Interest and not less than 10 days after the receipt by the Indenture Trustee of the notice of the proposed payment of Defaulted Interest.

     SECTION 2.9 Cancellation. Each Note Certificate surrendered for exchange or in connection with any payment, redemption, transfer of any Note represented thereby shall be delivered to the Indenture Trustee and, if not already cancelled, shall be promptly cancelled by it. The Trust may at any time deliver to the Indenture Trustee for cancellation any Note Certificate previously authenticated and delivered under the Indenture which the Trust may have acquired in any manner whatsoever, and each Note Certificate so delivered shall be promptly cancelled by the Indenture Trustee. No Note Certificates shall be authenticated in lieu of or in exchange for any Note Certificate cancelled as provided in this Section, except as expressly permitted by the Indenture. The
Indenture Trustee shall destroy all cancelled Note Certificates held by it and deliver a certificate of destruction to the Trust. If the Trust shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until each Note Certificate representing such Notes is delivered to the Indenture Trustee for cancellation.

     SECTION 2.10 Global Securities.

          (a)  Unless (i) permitted by applicable law and (ii) an Exchange Event shall have occurred and be continuing  with respect to Book-Entry
               Notes represented by one or more Global Securities, no Book-Entry
               Note   represented   by  any  such  Global   Security   shall  be
               exchangeable for Certificated Notes.

          (b) For purposes of the Indenture, the term "Exchange Event" means any of the following:

                                       19

               (i) the Depositary with which any Global Security is deposited shall have notified the Trust that it is unwilling or unable to continue as the Depositary for any Global Security or the Trust becomes aware that the Depository has ceased to be a clearing agency registered under the Exchange Act and, in any such case, the Trust fails to appoint a successor to the Depositary within 60 calendar days;

               (ii) Subject to the procedures of the DTC, the Trust, in its sole discretion, determines that the Notes should no longer be represented solely by one or more Global Securities; or

               (iii) an Event of Default  shall have  occurred and be continuing with respect to the Notes and the maturity of the Notes shall have been accelerated in accordance with the terms of the Indenture and the Notes.

          (c) If any Exchange Event shall have occurred and be continuing, then:

               (i)  with respect to each Global  Security  deposited  with,  and registered in the name of, the applicable  Depositary or its nominee,  the Delaware Trustee, on behalf of the Trust shall promptly,  and in any event not later than 10 Business  Days after the  occurrence  of such Exchange  Event,  cause to be executed,  authenticated  and  delivered  to the  applicable
                    Depositary  or  its  nominee,   against   surrender  by  the
                    applicable   Depositary   or  its  nominee  of  such  Global
                    Security,   which  shall   thereupon  be  cancelled  by  the
                    Indenture  Trustee,  a  Definitive  Security or a Definitive
                    Securities each  representing such number of Notes as may be specified  by  the  applicable  Depositary  in an  aggregate principal amount equal to the (Outstanding  principal amount of Notes  that shall have been  represented  by such  Global
                    Security and shall register the  Certificated  Notes in such names  and  in  such  authorized  denominations  as  may  be specified by the Depositary for the Global Security; and

               (ii) if any  Certificated  Note is  issued  in  exchange  for any portion of or all Book-Entry  Notes  represented by a Global
                    Security after the close of business at the office or agency for such Note where such exchange occurs on (A) any Regular
                    Interest  Record  Date for such Notes and

                                       20

                    before the opening of business at such office or agency on the next Interest Payment Date, or (B) any Special Interest
                    Record Date for such Notes and before the opening of business at such office or agency on the related proposed date for payment of interest, any Additional Amounts or Defaulted Interest, as the case may be, interest, Additional
                    Amounts or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Notes, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest and any Additional Amounts or Defaulted Interest, as applicable, in respect of such portion of or all Book-Entry Notes, as the case may be, represented by such Global Security shall be payable in accordance with the provisions of the Indenture.

          (d)  The  Certificated  Notes  issued in exchange  for any  Book-Entry
               Notes represented by a Global Security shall be of like tenor and
               of  an  equal   aggregate   principal   amount,   in   authorized
               denominations. Such Certificated Notes shall be registered in the name or  names  of  such  person  or  persons  as the  applicable
               Depository shall instruct the Registrar.

     SECTION 2.11  Withholding Tax. All amounts due in respect of the Notes will be made without  withholding  or  deduction  for or on account of any present or future taxes,  duties,  levies,  assessments  or other  governmental  charges of whatever nature imposed or levied by or on behalf of any governmental  authority in the United  States  having the power to tax  payments on the notes unless the withholding or deduction is required by law. Unless  otherwise  specified in the
Note Certificate(s), the Trust will not pay any Additional Amounts to Holders of
Notes in the event that any  withholding  or  deduction  is so  required by law,
regulation  or  official   interpretation  thereof,  and  the  imposition  of  a
requirement to make any such  withholding or deduction will not give rise to any independent  right or  obligation  to  redeem  or repay  the Notes and shall not constitute an Event of Default.

     SECTION 2.12 Tax Treatment. The parties agree, and each Holder and beneficial owner of Notes by purchasing the Notes agrees, for all United States
Federal, state and local income and franchise tax purposes (i) to treat the Notes as indebtedness of the Funding Agreement Provider, (ii) Global Funding and the Trust will be ignored and will not be treated as an association or a publicly traded partnership taxable as a corporation and (iii) to not take any action inconsistent with the treatment described in (i) and (ii) unless otherwise required by law.

                                       21

                                   ARTICLE 3
          REDEMPTION, REPAYMENT AND REPURCHASE OF NOTES; SINKING FUNDS

     SECTION 3.1 Redemption of Notes.

          (a) Redemption of Notes by the Trust as permitted or required by the Indenture and the Note Certificate(s) will be made in accordance with the terms of the Notes and (except as otherwise provided in the Indenture or pursuant to the Indenture) this Section.

          (b)  If  any  Initial   Redemption  Date  is  specified  in  the  Note
               Certificate(s),  the Trust may redeem  Notes  prior to the Stated
               Maturity  Date at its option,  on, or on any  Business Day after, the Initial Redemption Date in whole or from time to time in part in  increments  of $1,000 or any other  integral  multiple  of an authorized denomination of the Notes at the applicable Redemption
               Price  together with any unpaid  interest  accrued  thereon,  any
               Additional   Amounts  and  other  amounts  payable  with  respect
               thereto, as of the Redemption Date.

          (c)  If (i) the  Trust  is  required  at any  time  to pay  Additional
               Amounts or if the Trust is  obligated  to  withhold or deduct any
               United  States taxes with respect to any payment under the Notes, as set  forth  in  the  Note  Certificate(s),  or if  there  is a material  probability  that the Trust will  become  obligated  to withhold or deduct any such United  States taxes or otherwise pay
               Additional  Amounts (in the opinion of independent  legal counsel selected  by  the  Funding  Agreement  Provider),  in  each  case pursuant to any change in or amendment  to any United  States tax laws (or any regulations or rulings  thereunder) or any change in
               position  of  the  Internal   Revenue   Service   regarding   the
               application or interpretation thereof (including, but not limited to, the Funding Agreement  Provider's or the Trust's receipt of a
               written   adjustment   from  the  Internal   Revenue  Service  in
               connection  with an audit) (a "Tax Event"),  and (ii) the Funding
               Agreement Provider, pursuant to the terms of the relevant Funding
               Agreement,  has  delivered  to the Owner  notice that the Funding
               Agreement  Provider  intends to terminate  the  relevant  Funding
               Agreement pursuant to the terms of such Funding  Agreement,  then the Trust  will  redeem the Notes on the  Redemption  Date at the
               Redemption  Price  together  with  any  unpaid  interest  accrued thereon,  any Additional  Amounts and other amounts  payable with respect thereto, as of the Redemption Date.

                                       22

          (d)  Unless a shorter  notice shall be  satisfactory  to the Indenture
               Trustee, the Trust shall provide to the Indenture Trustee a notice of redemption of any Notes (i) in case of any redemption at the election of the Trust, not more than 60 days nor less than 35 days prior to the Redemption Date and (ii) in case of any mandatory redemption pursuant to Section 3.1(c), at least 75 days prior to the Redemption Date. In case of any redemption at the election of the Trust of less than all of the Notes such notice shall specify the aggregate principal amount of the Notes to be redeemed.

          (e)  If less than all of the Notes are to be redeemed at the option of the Trust,  the particular Notes to be redeemed shall be selected not  more  than  60  days  prior  to the  Redemption  Date by the
               Indenture  Trustee  from the  Outstanding  Notes  not  previously called for  redemption,  by such method as the Indenture  Trustee shall deem fair and  appropriate,  acting in accordance  with its obligations  under the  Indenture,  and which may provide for the selection for  redemption of portions of the principal  amount of
               Notes;  provided,  however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than the minimum  denomination  for a Note established in or pursuant to the Indenture;  provided  further,  that if at the
               time  of   redemption   such  Notes  are   registered  as  Global
               Securities,  the Depositary shall  determine,  in accordance with its procedures, the principal amount of such Notes to be redeemed by each of the Depositary's  participants.  The Indenture Trustee shall promptly  notify the Trust and the Registrar (if other than itself) in writing of the Notes selected for  redemption  and, in the case of any Notes  selected  for partial  redemption,  of the aggregate  principal  amount  thereof  to be  redeemed.  For  all purposes of the Indenture, unless the context otherwise requires, all provisions  relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the  principal  of such Notes which has been or is to be redeemed.

          (f)  Unless   otherwise   specified  in  the  Indenture  or  the  Note
               Certificate(s)  the Trust  shall give a notice of  redemption  to each Holder of the Notes to be redeemed at the Trust's option (i)
               in case of any redemption at the election of the Trust,  not more than 60 days nor less than 30 days prior to the  Redemption  Date and (ii) in case of any mandatory  redemption pursuant to Section
               3.1(c),  not more than 75 days nor less than 30 days prior to the
               Redemption  Date;  provided,  that in the case of any  notice  of redemption  given  pursuant  to  clause  (ii) no such  notice  of

                                       23

               redemption may be given earlier than 90 days prior to the earliest day on which the Trust would become obligated to pay the applicable Additional Amounts were a payment in respect of Notes then due. Failure to give such notice to the Holder of any Note designated for redemption in whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Note or any portion thereof.

     Any notice that is mailed to the Holder of any Notes in the manner provided for in Section 13.4 shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

     All notices of redemption shall state:

               (i)  the Redemption Date,

               (ii) the  Redemption  Price  or, if not then  ascertainable,  the manner of calculation thereof,

               (iii) in case of any redemption at the election of the Trust,  if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Note or Notes to be redeemed,

               (iv) in case  any  Note  is to be  redeemed  in part  only at the election of the Trust, the notice which relates to such Note shall state that on and after the Redemption Date, upon surrender of the Note Certificate representing such Note, the Holder of such Note will receive, without charge, a new
                    Note Certificate representing an authorized denomination of the principal amount of such Note remaining unredeemed,

               (v) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Note or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after the Redemption
                    Date, the place or places where each Note Certificate representing such Note or Notes is to be surrendered for payment of the Redemption Price together with any unpaid interest accrued thereon through the Redemption Date and any Additional Amounts payable with respect thereto,

                                       24

               (vi) if applicable,  in case of any redemption at the election of the Trust, that the redemption is for a sinking fund, and

               (vii) the CUSIP number or any other numbers used to identify such
                    Notes.

          (g)  On or prior to any Redemption Date, the Trust shall deposit, with respect  to any Notes  called  for  redemption  pursuant  to this
               Section,  with  the  Paying  Agent  an  amount  of  money  in the
               Specified Currency sufficient to pay the Redemption Price of, and
               (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified in the Note Certificate(s)) any unpaid
               interest   accrued  through  the  Redemption  Date  on,  and  any
               Additional  Amounts  payable  with  respect to, all such Notes or portions thereof which are to be redeemed on the Redemption Date.

          (h)  On the Redemption Date, the Notes to be redeemed shall become due and  payable at the  Redemption  Price  together  with any unpaid
               interest   accrued  through  the  Redemption  Date  on,  and  any
               Additional  Amounts payable with respect to, such Notes, and from and  after  such date  (unless  the Trust  shall  default  in the payment of the Redemption  Price and any unpaid interest  accrued on such Notes through the Redemption Date) such Notes shall cease to bear  interest.  Upon  surrender of any Note  Certificate  for redemption of any Note or Notes represented thereby in accordance with the applicable notice of redemption, such Note shall be paid by the Trust at the  Redemption  Price,  together with any unpaid interest  accrued  thereon  through the  Redemption  Date and any
               Additional Amounts payable with respect thereto.

          (i)  If any Note  called  for  redemption  shall  not be so paid  upon surrender of the applicable Note Certificate for redemption,  the principal and any premium,  until paid,  shall bear interest from
               the   Redemption   Date  at  the  rate   specified  in  the  Note
               Certificate(s).

     Upon surrender of any Note Certificate for partial redemption of any Note or Notes represented thereby in accordance with this Section, the Trust shall execute and the Indenture Trustee shall authenticate and deliver one or more new
Note Certificates of any authorized denomination representing an aggregate principal amount of Notes equal to the unredeemed portion of the applicable Note or Notes.

                                       25

     SECTION 3.2 Repayment at the Option of the Holder.

          (a) If so specified in the Note Certificate(s), the Holder or Holders of the Notes may require the Trust to repay the Notes prior to the Stated Maturity Date in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified in the Note Certificate(s)
               (provided that any remaining principal amount thereof shall be at least $1,000 or other minimum authorized denomination applicable thereto).

          (b) Notes which are repayable at the option of the Holder or Holders thereof before the Stated Maturity Date shall be repaid in accordance with the terms of the Notes.

          (c)  The  repayment of any principal  amount of Notes  pursuant to any option of the applicable  Holder or Holders to require  repayment of any Notes before the Stated Maturity Date shall not operate as
               a  payment,   redemption  or  satisfaction  of  the  indebtedness
               represented  by such Notes  unless  and until the  Trust,  at its
               option,   shall  deliver  or  surrender  each  Note   Certificate
               representing such Notes to the Indenture Trustee with a directive that such Note Certificates be cancelled.

          (d) Notwithstanding anything to the contrary contained in this Section, in connection with any repayment of Notes, the Trust may arrange for the purchase of any Notes by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying the Holder or Holders of such Notes on or before the close of business on the Repayment Date an amount not less than the Repayment Price payable by the Trust on repayment of such Notes, and the obligation of the Trust to pay the Repayment
               Price of such Notes shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

          (e)  Any exercise of the repayment option will be irrevocable.

     SECTION 3.3 Repurchase of Notes.

          (a) The Trust may purchase some or all Notes in the open market or otherwise at any time, and from time to time, with the prior written consent of the Funding Agreement Provider as to both the making of such purchase and the purchase price to be paid for such Notes.

                                       26

          (b) If the Funding Agreement Provider, in its sole discretion, consents to such purchase of Notes by the Trust, the parties to the Indenture agree to take such actions as may be necessary or desirable to effect the prepayment of such portion, or the entirety, of the current Principal Amount, under each applicable
               Funding Agreement as may be necessary to provide for the payment of the purchase price for such Notes. Upon such payment, the Principal Amount under each Funding Agreement shall be reduced
               (i) if Notes bear interest at fixed or floating rates, by an amount equal to the aggregate principal amount of Notes so purchased (or the portion thereof applicable to such Funding
               Agreement) and (ii) if Notes do not bear interest at fixed or floating rates, by an amount to be agreed between the Trust and the Funding Agreement Provider to reflect such prepayment under the Funding Agreement(s).

          (c) The parties acknowledge and agree that (i) notwithstanding anything to the contrary in the Indenture, any repurchase of Notes in compliance with this Section 3.3 shall not violate any provision of the Indenture or the Trust Agreement and (ii) no Opinion of Counsel, Trust Certificate or any other document or instrument shall be required to be provided in connection with any repurchase of Notes pursuant to this Section 3.3.

          (d)  If  applicable,  the Trust will comply with the  requirements  of
               Section  14(e) of the  Exchange  Act,  and the rules  promulgated
               thereunder,   and  any  other   applicable   securities  laws  or
               regulations in connection  with any  repurchase  pursuant to this
               Section 3.3.

     SECTION 3.4 Sinking Funds.

     Unless otherwise provided in the Note Certificate(s), the Notes will not be subject to, or entitled to the benefit of, any sinking fund.

                                   ARTICLE 4
            PAYMENTS; PAYING AGENTS AND CALCULATION AGENT; COVENANTS

     SECTION 4.1 Payment of Principal and Interest.

          (a) The Trust will duly and punctually pay or cause to be paid the principal of, any premium and interest on, and any Additional
               Amounts with respect to, each of the Notes, in accordance with the terms of the Notes and the Indenture.

                                       27

          (b)  Unless otherwise specified in the Note  Certificate(s),  upon the receipt of the funds necessary  therefor,  the applicable  Paying
               Agent shall duly and  punctually  make  payments,  payable on the
               Maturity  Date,  of  principal  in respect  of, any  premium  and interest on, and any Additional  Amounts payable with respect to, any  Certificated  Notes in immediately  available  funds against presentation and surrender of the applicable  Definitive Security
               (and in the case of any  repayment of a Note  pursuant to Section
               3.2,  upon  submission  of a duly  completed  election form at an office or agency of such Paying Agent maintained for such purpose pursuant to Section  4.3).  The  applicable  Paying Agent (unless such  Paying  Agent  is the  Indenture  Trustee)  shall  promptly forward each Definitive Security  surrendered to it in connection with any payment  pursuant to this  Section for  cancellation  in accordance  with Section 2.9. Unless  otherwise  specified in the
               Note  Certificate(s),  upon the  receipt  of the funds  necessary therefor,  the applicable  Paying Agent shall duly and punctually make  payments of principal  of, any premium and interest on, and any Additional Amounts in respect of,  Certificated Notes payable on any date other than the  Maturity  Date by check mailed to the
               Holder  (or  to  the  first  named  of  joint  Holders)  of  such
               Certificated  Note  at the  close  of  business  on  the  Regular
               Interest Record Date or Special Interest Record Date, as the case may be, at its address appearing in the applicable Note Register.
               Notwithstanding the foregoing,  the applicable Paying Agent shall make payments of principal,  any interest,  any premium,  and any
               Additional  Amounts on any date other than the  Maturity  Date to each  Holder  entitled  thereto  (or to the first  named of joint
               Holders)  at the  close of  business  on the  applicable  Regular
               Interest Record Date or Special Interest Record Date, as the case may be, of  $10,000,000  (or, if the Specified  Currency is other than  United  States  dollars,  the  equivalent  thereof  in  the particular  Specified  Currency) or more in  aggregate  principal amount of  Certificated  Notes by wire  transfer  of  immediately
               available   funds  if  the   applicable   Holder  has   delivered
               appropriate   wire  transfer   instructions  in  writing  to  the
               applicable  Paying  Agent not less than 15 days prior to the date on which the applicable payment of principal,  interest,  premium or Additional  Amounts is scheduled to be made. Any wire transfer instructions received by the applicable Paying Agent shall remain in effect until revoked by the applicable Holder.

          (c) Unless otherwise specified in the Note Certificate(s), upon receipt of the funds necessary therefor, on the Maturity Date the applicable Paying Agent shall (in the absence of any other

                                       28

               arrangements   between  the  applicable   Paying  Agent  and  the
               applicable Holder) duly and punctually make payments,  payable on the  Maturity  Date,  of principal in respect of, any premium and interest payable on, and any Additional  Amounts with respect to, any  Book-Entry  Notes to the  account of the  Depositary  or its nominee at the close of business on the applicable Maturity Date.
               The  applicable  Paying  Agent  (unless  such Paying Agent is the
               Indenture  Trustee)  shall  promptly  forward  to  the  Indenture
               Trustee each Global Security surrendered to it in connection with
               any  payment   pursuant  to  this  section  for  cancellation  in
               accordance  with Section 2.9. Unless  otherwise  specified in the
               Note  Certificate(s),  upon the  receipt  of the funds  necessary therefor in accordance with Section 4.5(b), the applicable Paying
               Agent shall duly and  punctually  make  payments of principal of, any  premium  and  interest  on,  and any  Additional  Amounts in respect of, any  Book-Entry  Notes payable on any date other than the Maturity Date to the Holder of such Book-Entry Notes by 11:00
               a.m.  (New York City  time) on the  applicable  Regular  Interest
               Record Date or Special  Interest Record Date, as the case may be, to the account of the Depositary or its nominee.

          (d) Unless otherwise specified in the Note Certificate(s), the Trust shall be obligated to make, or cause to be made, payments of principal of, any premium and interest on, and any Additional
               Amounts with respect to, a Foreign Currency Note in the Specified
               Currency.  Any  amounts so payable by the Trust in the  Specified
               Currency will be converted by the Exchange Rate Agent into United
               States dollars for payment to the Holder or Holders thereof unless otherwise specified in the Note Certificate(s) or a Holder elects to receive such amounts in the Specified Currency as provided below.

          (e)  Unless otherwise specified in the Note Certificate(s), any United
               States dollar amount to be received by the Holder or Holders of Foreign Currency Notes will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m. (New York City time) on the second
               Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Trust for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on that payment date in the aggregate amount of the Specified
               Currency  payable to the  Holder or  Holders of Foreign  Currency
               Notes  scheduled to receive United States dollar

                                       29

               payments and at which the applicable  dealer commits to execute a contract.  All  currency  exchange  costs  will be  borne  by the
               relevant   Holder  or  Holders  of  Foreign   Currency  Notes  by
               deductions  from any payments.  If three bid  quotations  are not available, payments will be made in the Specified Currency.

          (f)  Holders of Foreign  Currency  Notes may elect to receive all or a
               specified   portion  of  any  payment  of  principal  and/or  any
               interest,   premium  and  Additional  Amounts  in  the  Specified
               Currency by submitting a written request to the Indenture Trustee at its Corporate Trust Office in The City of New York on or prior to  the  applicable  Regular  Interest  Record  Date  or  Special
               Interest  Record Date or at least 15  calendar  days prior to the
               Maturity  Date,  as the case may be. Such written  request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. Such election will remain in effect until revoked by written notice  delivered to the Indenture  Trustee on or  prior  to the  applicable  Regular  Interest  Record  Date or
               Special  Interest  Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be.

          (g)  Unless  otherwise  specified  in  the  Note  Certificate(s),   an
               Entitlement  Holder  with  respect  to a  Foreign  Currency  Note represented by a Global Security which elects to receive payments of principal, and/or any interest, premium and Additional Amounts in the Specified Currency must notify the applicable Depositary's participant through which it owns its interest on or prior to the applicable  Regular  Interest  Record  Date or  Special  Interest
               Record Date,  or at least 15 calendar  days prior to the Maturity
               Date,  as the  case  may  be,  of its  election.  The  applicable participant  must notify the  Depositary  of such  election on or prior to the third  Business  Day after  the  applicable  Regular
               Interest Record Date or Special Interest Record Date, or at least
               12 calendar days prior to the Maturity  Date, as the case may be, and the  Depositary  will  notify the  Indenture  Trustee of that election  on or  prior  to  the  fifth  Business  Day  after  the applicable  Regular  Interest  Record  Date or  Special  Interest
               Record Date,  or at least 10 calendar  days prior to the Maturity
               Date, as the case may be. If complete  instructions  are received by the applicable  Depositary's  participant  from the applicable
               Entitlement  Holder  and  forwarded  by  the  participant  to the
               Depositary, and by the Depositary to the Indenture Trustee, on or
               prior to such dates, then the applicable  Entitlement Holder will receive payments in the Specified Currency.

                                       30

          (h)  Notwithstanding  anything to the contrary in this  Indenture,  if
               the  Specified   Currency  for  Foreign  Currency  Notes  is  not
               available  for any  required  payment  of  principal  and/or  any interest, premium and Additional Amounts due to the imposition of exchange  controls  or other  circumstances  beyond  the  Trust's control,  the Trust will be entitled  to satisfy its  obligations with respect to such Foreign Currency Notes by making, or causing to be made, payments in United States dollars based on the Market
               Exchange  Rate  computed by the Exchange Rate Agent on the second
               Business  Day  prior to the  particular  payment  date or, if the
               Market Exchange Rate is not then  available,  on the basis of the most recently available Market Exchange Rate.

          (i) All determinations made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder or Holders of Foreign Currency Notes and any applicable Entitlement
               Holders.

     SECTION 4.2 Collection Account. Global Funding shall, on or prior to the Original Issue Date, establish a non-interest bearing account with the Indenture
Trustee or such other depository institution that is rated at least AA by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies,
Inc. or Aa2 by Moody's Investors Services, Inc., or has an equivalent rating from another nationally recognized statistical rating organization as may be designated by the Trust (the "Collection Account"), into which account shall be deposited payments received under the applicable Funding Agreement(s) and which account shall be segregated from other accounts held by the Indenture Trustee or such other depositary institution.

     SECTION 4.3 Offices for Payments, Etc.

          (a) So long as any of the Notes remain Outstanding, the Trust will maintain in New York and in any other city that may be required by any stock exchange on which the Notes may be listed, and in any city specified in the Note Certificate(s) the following: (i) an office or agency where the Notes may be presented for payment,
               (ii) an office or agency where the Notes may be presented for registration of transfer and for exchange as provided in the Indenture and (iii) an office or agency where notices and demands to or upon the Trust in respect of the Notes or of the Indenture may be served. The Trust will give to the Indenture Trustee written notice of the location of any such office or agency and of any change of location thereof. The Trust initially designates the Corporate Trust Office of the Indenture Trustee as the office or agency for each such purpose. In case the Trust shall

                                       31

               fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

          (b) The Trust hereby agrees to issue a standing order to the Indenture Trustee, pursuant to which the Indenture Trustee, either directly or through any Paying Agent, shall distribute all amounts due and unpaid under Section 3.1(b) of the Standard Trust
               Terms. For so long as (i) the Trust has not rescinded the standing order (notice of such rescission to be promptly given by the Trust to the Indenture Trustee) and (ii) the Indenture
               Trustee, either directly or through any Paying Agent is able to, and does, comply with the standing order, the Trust will not be required to establish a Payment Account (as defined in the Standard Trust Terms) in accordance with Section 3.1 of the Standard Trust Terms.

     SECTION 4.4  Appointment to Fill a Vacancy in Office of Indenture  Trustee.
The Trust, whenever necessary to avoid or fill a vacancy in the office of Indenture Trustee, will appoint, in the manner provided in Section 6.8, a trustee, so that there shall at all times be a trustee under the Indenture.

     SECTION 4.5 Paying Agents.

          (a) Unless otherwise provided in or pursuant to the Indenture, the Trust appoints the Indenture Trustee as Paying Agent with respect to the Notes and the Indenture Trustee accepts such appointment.
               The Indenture Trustee, in its capacity as Paying Agent, agrees, and, whenever the Trust shall appoint a Paying Agent other than the Indenture Trustee with respect to the Notes, the Trust will cause such Paying Agent to execute and deliver to the Trust and the Indenture Trustee an instrument in which such Paying Agent shall agree with the Trust and the Indenture Trustee, subject to the provisions of this Section, that it will:

               (i) hold all sums received by it as such agent for the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to, the Notes (whether such sums have been paid to it by the Funding Agreement Provider, the Trust or by any other obligor on the Notes) in trust for the benefit of each Holder of the Notes;

               (ii) give the  Indenture  Trustee  notice of any  failure  by the
                    Trust (or by any other obligor on the Notes) to make any payment of the principal of, any premium and interest on,

                                       32

                    or any Additional Amounts with respect to, the Notes when the same shall be due and payable;

               (iii) pay any such  sums so held in trust by it to the  Indenture
                    Trustee upon the Indenture Trustee's written request at any time during the continuance of the failure referred to in clause (ii) above;

               (iv) in the absence of the failure referred in clause (ii) above, pay any such sums so held in trust by it in accordance with the Indenture and the terms of the Notes; and

               (v) comply with all agreements of Paying Agents in, and perform all functions and obligations imposed on Paying Agents by or pursuant to, the Indenture and a Note Certificate or Supplemental Indenture.

          (b) At or prior to 9:30 a.m. (New York City time) on each due date of the principal of, any premium and interest on, or any Additional
               Amounts with respect to, the Notes, the Trust will deposit or cause to be deposited with the applicable Paying Agent a sum sufficient to pay such principal, any interest or premium, and any Additional Amounts, and (unless such Paying Agent is the Indenture Trustee) the Trust will promptly notify the Indenture
               Trustee of any failure to take such action.

          (c)  Anything in this  Section to the  contrary  notwithstanding,  the
               Trust  may  at  any  time,   for  the  purpose  of   obtaining  a
               satisfaction and discharge of the Notes under the Indenture,  pay or cause to be paid to the  Indenture  Trustee  all sums  held in trust by the Trust or any Paying  Agent under the  Indenture,  as required by this  Section,  such sums to be held by the Indenture
               Trustee upon the terms contained in the Indenture.

          (d) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section are subject to the provisions of Sections 11.3 and 11.4.

          (e) The applicable Paying Agent shall (i) collect all forms from Holders of Notes (or from such other Persons as are relevant) that are required to exempt payments under the Notes and/or the related Funding Agreement(s) from United States Federal income tax withholding, (ii) withhold and pay over to the Internal
               Revenue Service or other taxing authority with respect to payments under the Notes any amount of taxes required to be

                                       33

               withheld by any United States Federal, state or local statute, rule or regulation and (iii) forward copies of such forms to the Trust and the Funding Agreement Provider.

          (f) Each Paying Agent shall forward to the Trust at least monthly a bank statement in its possession with respect to the performance of its functions and obligations with respect to any Notes.

          (g) The Trust shall pay the compensation of each Paying Agent at such rates as shall be agreed upon in writing by the Trust and the relevant Paying Agent from time to time and shall reimburse each Paying Agent for reasonable expenses properly incurred by such Paying Agent in connection with the performance of its duties upon receipt of such invoices as the Trust shall reasonably require.

          (h) Subject as provided below, each Paying Agent may at any time resign as Paying Agent by giving not less than 60 days' written notice to the Trust and the Indenture Trustee (unless the Indenture Trustee is such Paying Agent) of such intention on its part, specifying the date on which its resignation shall become effective. Except as provided below, the Trust may remove a Paying Agent by giving not less than 20 days' written notice specifying such removal and the date when it shall become effective. Any such resignation or removal shall take effect upon:

               (i)  the  appointment  by the Trust of a successor  Paying Agent;
                    and

               (ii) the acceptance of such  appointment by such successor Paying
                    Agent,

               provided that with respect to any Paying Agent who timely receives any amount with respect to any Notes and fails duly to pay any such amounts when due and payable in accordance with the terms of the Indenture and such Notes, any such removal will take effect immediately upon such appointment of, and acceptance thereof by, a successor Paying Agent approved by the Indenture
               Trustee (unless the Indenture Trustee is such Paying Agent), in which event notice of such appointment shall be given to each Holder of the Notes as soon as practicable thereafter. The Trust agrees with each Paying Agent that if, by the day falling 10 days before the expiration of any notice given pursuant to this
               Section 4.5(i),  the Trust has not appointed a replacement Paying
               Agent, then the Paying Agent shall be entitled,  on behalf of the

                                       34

               Trust, to appoint in its place a reputable financial institution of good standing reasonably acceptable to the Trust and the Indenture Trustee (unless the Indenture Trustee is such Paying
               Agent); provided, however, that notwithstanding the foregoing, the resignation or removal of the relevant Paying Agent shall not be effective unless, upon the expiration of the notice given pursuant to this Section 4.5(i), the successor Paying Agent shall have accepted its appointment. Upon its resignation or removal becoming effective, the retiring Paying Agent shall be entitled to the payment of its compensation and reimbursement of all expenses incurred by such retiring Paying Agent pursuant to
               Section 4.5(h) up to the effective date of such resignation or removal.

          (i) If at any time a Paying Agent shall resign or be removed, or shall become incapable of acting with respect to the Notes, or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of such Paying Agent or of its property shall be appointed, or any public officer shall take charge or control of such Paying Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then a successor
               Paying Agent shall be appointed by the Trust by an instrument in writing filed with the successor Paying Agent. Upon any such appointment of, and the acceptance of such appointment by, a successor Paying Agent and (except in cases of removal for failure to timely pay any amounts as required by or pursuant to the Indenture or a Note Certificate or Supplemental Indenture) the giving of notice to each Holder of the Notes, the retiring
               Paying Agent shall cease to be Paying Agent under the Indenture.

          (j)  Any successor  Paying Agent  appointed  under the Indenture shall execute  and  deliver  to its  predecessor,  the  Trust  and  the
               Indenture  Trustee  (unless the Indenture  Trustee is such Paying
               Agent)  a  reasonably   acceptable   instrument   accepting  such
               appointment  under the  Indenture,  and thereupon  such successor
               Paying Agent, without any further act, deed or conveyance,  shall become vested with all the  authority,  rights,  powers,  trusts, immunities,  duties and obligations of such predecessor with like effect  as if  originally  named  as a  Paying  Agent  under  the
               Indenture, and such predecessor,  upon payment of any amounts due pursuant to Section  4.5(h) and unpaid,  shall  thereupon  become obliged to transfer and deliver,  and such successor Paying Agent shall be  entitled  to receive,  copies of any  relevant  records maintained by such predecessor Paying Agent.

                                       35

          (k) Any entity into which a Paying Agent may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which such Paying
               Agent shall be a party, or any entity succeeding to all or substantially all of the paying agency business of such Paying
               Agent shall be a successor Paying Agent under the Indenture without the execution or filing of any paper or any further act on the part of any of the parties, anything in the Indenture to the contrary notwithstanding. At least 30 days' prior notice of any such merger, conversion or consolidation shall be given to the Trust and the Indenture Trustee (unless the Indenture Trustee is such Paying Agent).

     SECTION 4.6 Calculation Agent.

          (a) Unless otherwise provided in or pursuant to the Indenture, the Trust appoints the Indenture Trustee as Calculation Agent, and the Indenture Trustee accepts such appointment.

          (b) The relevant Calculation Agent shall perform all functions and obligations imposed on such Calculation Agent by or pursuant to the Indenture, and a Note Certificate or Supplemental Indenture.

          (c) Each Calculation Agent, excluding the Indenture Trustee, shall forward to the Trust at least monthly a report providing details with respect to the performance of its functions and obligations with respect to the Notes which shall include dates and amounts of forthcoming payments with respect to the Notes.

          (d) The relevant Calculation Agent shall, upon the request of any relevant Holder of the Notes, provide the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to the Notes.

          (e) All determinations of interest by the Calculation Agent shall, in the absence of manifest errors, be conclusive for all purposes and binding on the Holders of the Notes.

          (f) The Trust shall pay the compensation of each Calculation Agent at such rates as shall be agreed upon in writing by the Trust and the relevant Calculation Agent from time to time and shall reimburse each Calculation Agent for reasonable expenses properly incurred by such Calculation Agent in connection with the performance of its duties upon receipt of such invoices as the

                                       36

               Trust  shall  reasonably  require.   The  Trust  also  agrees  to
               indemnify  each  Calculation  Agent for,  and to hold it harmless
               against,   any  loss,   liability  or  expense  incurred  without
               negligence  or  bad  faith  on  its  part,  arising  out of or in connection  with the acceptance or  administration  of its duties
               under  the  Indenture,   including  the  costs  and  expenses  of
               defending itself against or investigating  any claim of liability in  connection  with the  exercise or  performance  of any of its powers or duties under the Indenture.

          (g) Subject as provided below, each Calculation Agent may at any time resign as Calculation Agent by giving not less than 60 days' written notice to the Trust and the Indenture Trustee (unless the Indenture Trustee is such Calculation Agent) of such intention on its part, specifying the date on which its resignation shall become effective. Except as provided below, the Trust may remove a Calculation Agent by giving not less than 20 days' written notice specifying such removal and the date when it shall become effective. Any such resignation or removal shall take effect upon:

               (i)  the  appointment  by the  Trust of a  successor  Calculation
                    Agent; and

               (ii) the  acceptance  of  such   appointment  by  such  successor
                    Calculation Agent,

               provided that with respect to any Calculation Agent who fails duly to establish the interest rate or amount for any Interest
               Reset Period, any such removal will take effect immediately upon such appointment of, and acceptance thereof by, a successor
               Calculation  Agent approved by the Indenture  Trustee (unless the
               Indenture Trustee is such Calculation Agent), in which event notice of such appointment shall be given to each Holder of the Notes as soon as practicable thereafter. The Trust agrees with each Calculation Agent that if, by the day falling 10 days before the expiration of any notice given pursuant to this Section
               4.6(g),  the Trust has not  appointed a  replacement  Calculation
               Agent, then the Calculation Agent shall be entitled, on behalf of the Trust, to appoint in its place a reputable financial institution of good standing reasonably acceptable to the Trust and the Indenture Trustee (unless the Indenture Trustee is such Calculation Agent); provided, however, that notwithstanding the foregoing, the resignation or removal of the relevant Calculation
               Agent shall not be effective unless, upon the expiration of the notice given pursuant to this Section 4.6(g), the successor
               Calculation  Agent shall have accepted its appointment.  Upon its

                                       37

               resignation   or  removal   becoming   effective,   the  retiring
               Calculation  Agent  shall  be  entitled  to  the  payment  of its compensation and  reimbursement of all expenses  incurred by such retiring  Calculation  Agent pursuant to Section 4.6(f) up to the effective date of such resignation or removal.

          (h)  If at any time a Calculation Agent shall resign or be removed, or shall become  incapable  of acting with respect to the Notes,  or shall be  adjudged as  bankrupt  or  insolvent,  or a receiver or liquidator of such Calculation  Agent or of its property shall be appointed,  or any public officer shall take charge or control of such Calculation Agent or its property or affairs for the purpose of rehabilitation,  conservation or liquidation, then a successor
               Calculation   Agent  shall  be  appointed  by  the  Trust  by  an
               instrument in writing filed with the successor Calculation Agent.
               Upon  any  such  appointment  of,  and  the  acceptance  of  such appointment  by, a  successor  Calculation  Agent and  (except in cases of removal for failure to establish the amount of interest)
               the giving of notice to each  Holder of the Notes,  the  retiring
               Calculation  Agent shall cease to be Calculation  Agent under the
               Indenture.

          (i)  Any successor  Calculation  Agent  appointed  under the Indenture shall execute and deliver to its  predecessor,  the Trust and the
               Indenture   Trustee   (unless  the  Indenture   Trustee  is  such
               Calculation Agent) a reasonably acceptable instrument,  accepting
               such  appointment   under  the  Indenture,   and  thereupon  such
               successor  Calculation  Agent,  without any further act,  deed or conveyance,  shall become vested with all the authority,  rights, powers,  trusts,  immunities,  duties  and  obligations  of  such predecessor  with  like  effect  as  if  originally  named  as  a
               Calculation Agent under the Indenture, and such predecessor, upon payment of any amounts due pursuant to Section 4.6(f) and unpaid, shall thereupon become obliged to transfer and deliver,  and such successor Calculation Agent shall be entitled to receive,  copies
               of  any  relevant   records   maintained   by  such   predecessor
               Calculation Agent.

          (j) Any entity into which a Calculation Agent may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which such Calculation Agent shall be a party, or an entity succeeding to all or substantially all of the paying agency business of such Calculation Agent shall be a successor Calculation Agent under the Indenture without the execution or filing of any paper or any

                                       38

               further act on the part of any of the parties hereto, anything in the Indenture to the contrary notwithstanding. At least 30 days' prior notice of any such merger, conversion or consolidation shall be given to the Trust and the Indenture Trustee (unless the Indenture Trustee is such Calculation Agent).

     SECTION 4.7 Certificate to Indenture Trustee. The Trust will furnish to the
Indenture Trustee on or before May 15 of each year commencing with the first May
15 following the issuance of any Notes a brief certificate (which need not comply with Section 13.5) as to its knowledge of the Trust's compliance with all conditions and covenants under the Indenture (which will be determined without regard to any period of grace or requirement of notice provided under the Indenture).

     SECTION 4.8 Negative Covenants.  So long as any Notes are Outstanding,  the
Trust will comply with all of its covenants set forth in Section 6.1(b) of the Standard Trust Terms.

     SECTION 4.9 Non-Petition.

     Each of the Indenture Trustee, each other party hereto and each Holder covenants and agrees that, for a period of one year plus one day after payment in full of all amounts payable under or in respect of the Indenture and the Notes, it will not institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. The immediately preceding sentence shall survive any termination of the Indenture.

     Notwithstanding the foregoing, each of the Indenture Trustee and each other party hereto  covenants and agrees that it will not institute  against,  or join
any  other   Person  in   instituting   against,   the  Trust  any   bankruptcy,
reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other proceedings under any federal or state bankruptcy or similar law, as a result of the  failure  to pay fees or  expenses  pursuant  to  Section  6.6 to any  party entitled thereto.

     Moreover, each of the Indenture Trustee and each other party hereto covenants and agrees that it will not cause an Event of Default as a result of the Trust's failure to pay any fees or expenses to any party entitled thereto under the Indenture.

     SECTION 4.10 Additional Amounts.

     If the Note Certificate(s) provide for the payment of Additional Amounts, the Trust agrees to pay to the Holder of any such Note Additional Amounts as provided in the Note Certificate(s). Whenever in the Indenture there is mentioned, in any context, the payment of the principal of, or interest or premium on, or in respect of, any Note or the net proceeds received on the sale or exchange of any Note, such reference shall be

                                       39

deemed to include reference to the payment of Additional Amounts provided by the terms established by the Indenture or pursuant to the Indenture to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express reference to the payment of Additional Amounts in any provision of the Indenture shall not be construed as excluding Additional Amounts in those provisions hereof where such express reference is not made.

     If the Note Certificate(s) provide for the payment of Additional Amounts, the Note Certificate will provide that the Trust will pay, or cause to be paid, Additional Amounts to a Holder of Notes to compensate for any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied on payments on the Notes by or on behalf of any governmental authority in the United States having the power to tax, so that the net amount received by the Holder of the Notes, after giving effect to such withholding or deduction, whether or not currently payable, will equal the amount that would have been received under the Notes were no such deduction or withholding required;
provided that no such Additional Amounts shall be required for or on account of:

          (a) any tax, duty, levy, assessment or other governmental charge imposed which would not have been imposed but for a Holder or beneficial owner of one or more of the Notes, (i) having any present or former connection with the United States, including, without limitation, being or having been a citizen or resident thereof, or having been present, having been incorporated in, having engaged in a trade or business or having (or having had) a permanent establishment or principal office therein, (ii) being a controlled foreign corporation within the meaning of Section
               957(a)  of the  Code  related  (within  the  meaning  of  Section
               864(d)(4) of the Code) to the Funding Agreement Provider, (iii) being a bank for United States Federal income tax purposes whose receipt of interest on the Notes is described in Section
               881(c)(3)(A) of the Code, (iv) being an actual or constructive owner of 10 percent or more of the total combined voting power of all classes of stock of the Funding Agreement Provider entitled to vote within the meaning of Section 871(h)(3) of the Code and Treasury Regulations promulgated thereunder or (v) being subject to backup withholding as of the date of the purchase by the Holder of the Notes;

          (b) any tax, duty, levy, assessment or other governmental charge which would not have been imposed but for the presentation of any Note (where presentation is required) for payment on a date more than 30 days after the date on which such payment becomes due and payable or the date on which payment is duly provided for, whichever occurs later;

                                       40

          (c)  any tax,  duty,  levy,  assessment or other  governmental  charge which is imposed or  withheld  solely by reason of the failure of the  beneficial  owner  or a  Holder  of  Notes  to  comply  with
               certification,    identification    or   information    reporting
               requirements concerning the nationality,  residence,  identity or connection  with the United States of the  beneficial  owner or a
               Holder of  Notes,  if  compliance  is  required  by  statute,  by regulation of the United States Treasury Department,  judicial or administrative  interpretation,  other  law  or by an  applicable income  tax  treaty  to which the  United  States is a party as a condition to exemption from such tax, duty,  levy,  assessment or other governmental charge;

          (d) any inheritance, gift, estate, personal property, sales, transfer or similar tax, duty, levy, assessment, or similar governmental charge;

          (e) any tax, duty, levy, assessment or other governmental charge that is payable otherwise than by withholding from payments in respect of the Notes;

          (f) any tax, duty, levy, assessment or other governmental charge imposed by reason of payments on the Notes being treated as contingent interest described in Section 871(h)(4) of the Code for United States Federal income tax purposes provided that such treatment was described in the Pricing Supplement;

          (g) any tax, duty, levy, assessment or other governmental charge that would not have been imposed but for an election by the Holder of the Notes, the effect of which is to make payment in respect of the Notes subject to United States Federal income tax or withholding tax provisions; or

          (h) any combination of items (a), (b), (c), (d), (e), (f) or (g) above.

                                   ARTICLE 5
        REMEDIES OF THE INDENTURE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

     SECTION 5.1 Event of Default Defined;  Acceleration of Maturity;  Waiver of
Default.

          (a) "Event of Default" with respect to the Notes wherever used in the Indenture, means each of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary

                                       41

               or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) default in the payment when due and payable of the principal of, or any premium on, any Note;

               (ii) default  in  the  payment,  when  due  and  payable,  of any interest on, or any Additional Amounts with respect to, any Note and continuance of such default for a period of five
                    Business Days;

               (iii) any  "Event of  Default",  as such term is  defined  in any
                    Funding  Agreement   securing  the  Notes,  by  the  Funding
                    Agreement  Provider  under  such  Funding  Agreement  or any
                    "Event of  Default",  as such term is defined in any Funding
                    Note, under such Funding Note;

               (iv) the Trust  shall fail to observe  or  perform  any  covenant contained in the Notes or in the Indenture for a period of 30 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" under the Indenture and demanding that the Trust remedy the same, will have been given by registered or certified mail, return receipt requested, to the Trust by the Indenture Trustee, or to the Trust and the Indenture
                    Trustee by the Holder or Holders of at least 25% in aggregate principal amount of the Notes Outstanding; or

               (v) the Indenture for any reason shall cease to be in full force and effect or shall be declared null and void, or the Indenture Trustee shall fail to have or maintain a validly created and first priority perfected security interest (or the equivalent thereof) in the Collateral; or any Person shall successfully claim, as finally determined by a court of competent jurisdiction that any Lien for the benefit of the Holders of the Notes and any other Person for whose benefit the Indenture Trustee is or will be holding the Collateral, that the Collateral is void or is junior to any other Lien or that the enforcement thereof is materially limited because of any preference, fraudulent transfer, conveyance or similar law;

               (vi) an involuntary  case or other  proceeding shall be commenced against the Trust  seeking  liquidation,

                                       42

                    reorganization  or other  relief  with  respect to it or its debts under any bankruptcy,  insolvency,  reorganization  or other similar law or seeking the  appointment  of a trustee, receiver, liquidator, custodian or other similar official of it or  any  substantial  part  of  its  property,  and  such
                    involuntary   case  or   other   proceeding   shall   remain
                    undismissed  and  unstayed  for a period  of 60 days;  or an order for relief  shall be entered  against  the Trust under the Federal bankruptcy laws as now or hereafter in effect;

               (vii) the Trust  commences a voluntary  case or other  proceeding seeking  liquidation,  reorganization  or other  relief with respect  to  itself  or  its  debts  under  any  bankruptcy, insolvency,  reorganization  or other similar law or seeking
                    the   appointment  of  a  trustee,   receiver,   liquidator,
                    custodian or other similar official of it or any substantial part of its  property,  or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it,  or  makes  a  general  assignment  for the  benefit  of creditors,  or  fails  generally  to pay its  debts  as they become  due,  or takes any  action to  authorize  any of the foregoing; or

               (viii) any other Event of Default  provided  in any  Supplemental
                    Indenture or in a Note Certificate.

          (b)  If one or more  Events of  Default  shall  have  occurred  and be continuing  with  respect to the Notes,  then,  and in every such event,  unless  the  principal  of all of the  Notes  shall  have already become due and payable,  either the Indenture  Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Notes  Outstanding under the Indenture by notice in writing  to the Trust (and to the  Indenture  Trustee if given by such Holder or  Holders),  may declare the entire  principal  and premium (if any) of all the Notes,  any interest accrued thereon, and any  Additional  Amounts due and owing and any other  amounts payable with respect thereto, to be due and payable  immediately, and upon any such  declaration the same shall become  immediately due and payable; provided that, if any Event of Default specified in Section  5.1(a)(vi) or 5.1(a)(vii)  occurs with respect to the
               Trust,   or  if  any  Event  of  Default   specified  in  Section
               5.1(a)(iii) that would cause any Funding  Agreement  securing the
               Notes to become  immediately  due and payable occurs with respect to the Funding Agreement Provider, then

                                       43

               without any notice to the Trust or any other act by the Indenture
               Trustee or any Holder of any Notes, the entire principal and premium (if any) of all the Notes, any interest accrued thereon, and any Additional Amounts due and owing, and any other amounts payable with respect thereto, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Trust.

          (c)  Notwithstanding   Section  5.1(b),  if  at  any  time  after  the
               principal and premium of the Notes, any interest accrued thereon, and any  Additional  Amounts due and owing and any other  amounts payable with respect  thereto shall have been so declared due and payable and before any  judgment or decree for the payment of the funds due shall have been  obtained or entered as provided in the
               Indenture,  the  Trust  shall  pay  or  shall  deposit  with  the
               Indenture  Trustee a sum  sufficient  to pay all due and  payable interest  on, and any  Additional  Amounts  due and owing and any other  amounts  payable  with  respect  to,  the  Notes  and  the principal  and  premium (if any) of any and all Notes which shall have  become  due and  payable  otherwise  than  by  acceleration pursuant to Section 5.1(b) above (with interest on such principal and, to the extent that payment of such  interest is  enforceable under  applicable  law,  on any  overdue  interest  and any other amounts  payable,  at the  same  rate  as the  rate  of  interest specified in each Note Certificate to the date of such payment or deposit)  and  such  amount  as  shall  be  sufficient  to  cover
               reasonable   compensation  to  the  Indenture  Trustee  and  each
               predecessor Indenture Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture  Trustee and each predecessor
               Indenture  Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the  Indenture,  other than the  non-payment of the principal of and premium (if any) on the Notes which shall have become due by acceleration, shall have been  cured,  waived or  otherwise  remedied  as  provided in the
               Indenture,  then and in every such case the Holder Representative
               (as defined in Section 5.8(a)  hereof),  by written notice to the
               Trust and to the  Indenture  Trustee,  may waive all defaults and rescind and annul such declaration and its  consequences,  but no such waiver or rescission and annulment  shall extend to or shall
               affect  any   subsequent   default  or  shall  impair  any  right
               consequent thereon.

                                       44

     SECTION 5.2  Collection of  Indebtedness  by Indenture  Trustee;  Indenture
Trustee May Prove Debt.

          (a)  Subject to Section 5.1(c),  if any Event of Default  contained in
               Section 5.1(a)(i) or (ii) shall have occurred and be continuing, the Trust will, upon demand by the Indenture Trustee, pay to the Indenture Trustee for the benefit of each Holder of the Notes the whole amount that then shall have become due and payable of the principal of, any premium and interest on, and any Additional
               Amounts due and owing and any other amounts payable with respect to, the Notes (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue interest and any other amounts payable at the same rate as the rate of interest specified in the Notes); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Indenture
               Trustee and each predecessor Indenture Trustee except as a result of its negligence or bad faith.

          (b) Until such demand is made by the Indenture Trustee, the Trust may pay the principal of, any premium and interest on, and any Additional Amounts due and owing and any other amounts payable with respect to, the Notes to the Holders, whether or not the Notes be overdue.

          (c) If the Trust shall fail to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Trust or other obligor upon the Notes and collect in the manner provided by law out of the property of the Trust or other obligor upon the Notes, wherever the funds adjudged or decreed to be payable are situated. If there shall be pending proceedings relative to the Trust or any other obligor upon the Notes under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or

                                       45

               taken  possession  of the  Trust or its  property  or such  other obligor, or in case of any other comparable judicial  proceedings relative to the Trust or other obligor upon the Notes,  or to the creditors  or  property of the Trust or such other  obligor,  the
               Indenture  Trustee,  irrespective of whether the principal of the
               Notes  shall then be due and payable as therein  expressed  or by
               declaration  or  otherwise  and   irrespective   of  whether  the
               Indenture  Trustee  shall  have made any demand  pursuant  to the provisions of this Section,  shall be entitled and empowered,  by intervention in such proceedings or otherwise:

               (i) to file such proofs of a claim or claims and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee
                    (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as those adjudicated in a court of competent jurisdiction to be the result of any such Indenture Trustee's negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Trust or other obligor upon the Notes, or to the creditors or property of the Trust or such other obligor,

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the  Holders of the Notes in any  election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or
                    Person   performing    similar   functions   in   comparable
                    proceedings, and

               (iii) to collect and receive any funds or other property  payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of each Holder and of the Indenture Trustee on each Holder's behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each Holder to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to any Holder, to pay to the Indenture
                    Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee,

                                       46

                    each  predecessor  Indenture  Trustee  and their  respective agents,  attorneys and counsel,  and all other  expenses and
                    liabilities   incurred,   and  all  advances  made,  by  the
                    Indenture  Trustee and each  predecessor  Indenture  Trustee
                    except  as  those   adjudicated  in  a  court  of  competent
                    jurisdiction   to  be  the  result  of  any  such  Indenture
                    Trustee's negligence or bad faith.

          (d)  Nothing  contained in the Indenture  shall be deemed to authorize the  Indenture  Trustee to authorize or consent to or vote for or
               accept   or  adopt  on  behalf   of  any   Holder   any  plan  or
               reorganization,  arrangement, adjustment or composition affecting the Notes or the rights of any Holder  thereof,  or to  authorize the  Indenture  Trustee  to vote in  respect  of the claim of any
               Holder in any such proceeding  except, as aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

          (e) All rights of action and of asserting claims under the Indenture, or under any of the Notes, may be enforced by the Indenture
               Trustee without the possession of any of the Notes or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of each Holder.

          (f) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of the Indenture to which the Indenture Trustee shall be a party) the Indenture Trustee shall be held to represent every Holder of the Notes, and it shall not be necessary to make any Holder of the Notes party to any such proceedings.

     SECTION 5.3 Application of Proceeds.

          (a) Any funds collected by the Indenture Trustee following an Event of Default, and during the continuance thereof, pursuant to this Article or otherwise under the Indenture and any applicable
               Supplemental Indenture in respect of the Notes shall be held in trust in the Collection Account and be applied in the following order at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such funds on account of principal, any

                                       47

               premium  and   interest   and  any   Additional   Amounts,   upon
               presentation  of  the  Note  Certificate  or  Note   Certificates
               representing the Notes and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

               First: To the payment of costs and expenses, including reasonable compensation to the Indenture Trustee and each predecessor Indenture
          Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Indenture
          Trustee and each predecessor Indenture Trustee except as those adjudicated in a court of competent jurisdiction to be the result of any such Indenture Trustee's negligence or bad faith, in an aggregate amount of no more than $250,000 for all series of Secured Medium Term
          Notes and Allstate Life(R) CoreNotes(R) (including the Notes) issued under the Program, to the extent not paid pursuant to the Support
          Agreement;

               Second: To the payment of principal, any premium and interest, any Additional Amounts and any other amounts then due and owing on the Notes, ratably, without preference or priority of any kind, according to the aggregate principal amounts due and payable on the Notes;

               Third: To the payment of any other Obligations then due and owing with respect to the Notes, ratably, without preference or priority of any kind; and

               Fourth: To the payment of any remaining balance to the Trust for distribution by the Delaware Trustee in accordance with the provisions of the Trust Agreement.

          (b) All funds deposited with the Indenture Trustee pursuant to the Indenture, except when an Event of Default has occurred and is continuing, shall be held in trust in the Collection Account and applied by it, in accordance with the provisions of the Notes and the Indenture, to the payment through any Paying Agent, to the Persons entitled thereto, of the principal, premium, if any, interest and Additional Amounts, if any, for whose payment such money has been deposited with or received by the Indenture
               Trustee. If no Event of Default with respect to the Notes has occurred and is continuing, the following priority of payments shall apply:

               First: To the payment of principal, any premium and interest, any Additional Amounts, and any other amounts then due and owing on the Notes, ratably, without preference or priority of any kind, according to the aggregate principal amounts due and payable on the Notes;

                                       48

               Second: To the payment of any other Obligations then due and owing with respect to the Notes, ratably, without preference or priority of any kind; and

               Third: To the payment of any remaining balance to the Trust for distribution by the Delaware Trustee in accordance with the provisions of the Trust Agreement.

     SECTION 5.4 Suits for Enforcement. If an Event of Default has occurred, has not been waived and is continuing, the Indenture Trustee may in its discretion proceed to protect and enforce the rights vested in it by the Indenture by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in the Indenture or to enforce any other legal or equitable right vested in the Indenture Trustee by the Indenture or by law.

     SECTION 5.5  Restoration of Rights on Abandonment  of  Proceedings.  If the
Indenture Trustee shall have proceeded to enforce any right under the Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Indenture Trustee, then and in every such case the Trust and the Indenture Trustee shall be restored respectively to their former positions and rights under the Indenture, and all rights, remedies and powers of the Trust, the Indenture Trustee and each Holder shall continue as though no such proceedings had been taken.

     SECTION 5.6 Limitations on Suits by Holders. No Holder of any Note shall have any right by virtue or by availing of any provision of the Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to the Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy under the Indenture, unless:

               (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Holder or Holders  of Notes  representing  not less than
                    25% of the  aggregate  principal  amount of the  Outstanding
                    Notes  shall  have made  written  request  to the  Indenture
                    Trustee to institute proceedings in respect of such Event of Default in its own name as the Indenture Trustee;

               (iii) such  Holder  or  Holders  have  offered  to the  Indenture
                    Trustee indemnity or security satisfactory to it against the

                                       49

                    costs, expenses and liabilities to be incurred in compliance with such request;

               (iv) the Indenture  Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings; and

               (v) no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Holder or Holders of Notes representing at least 66 2/3% of the aggregate principal amount of the Notes then Outstanding;

it being understood and intended, and being expressly covenanted by each Holder of a Note with each other Holder of a Note and the Indenture Trustee, that no Holder or Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Holder of any Note, or to obtain or seek to obtain priority over or preference to any other Holder of any Note or to enforce any right under the Indenture, except in the manner provided herein and for the equal, ratable and common benefit of all the Holders of the Notes. For the protection and enforcement of the provisions of this Section, each Holder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provisions in the Indenture, however, the right of any Holder of any Note, which is absolute and unconditional, to receive payment of the principal of (and premium, if any), and interest on, if any, and Additional Amounts with respect to, if any, such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     SECTION 5.7 Powers and Remedies Cumulative; Delay or Omission Not Waiver of
Default.

          (a)  Except as  provided  in  Section  2.7,  no right or remedy in the
               Indenture  conferred upon or reserved to the Indenture Trustee or to any Holder is intended to be  exclusive  of any other right or remedy, and every right and remedy shall, to the extent permitted by law,  be  cumulative  and in addition to every other right and remedy given under the  Indenture or existing at law or in equity or otherwise.  The assertion or employment of any right or remedy
               under  the  Indenture,  or  otherwise,   shall  not  prevent  the
               concurrent assertion or employment of any other appropriate right or remedy.

                                       50

          (b) No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
               Section 5.6, every power and remedy given by the Indenture or by law to the Indenture Trustee or to any Holder may be exercised from time to time, and as often as shall be deemed expedient, by the Indenture Trustee or by such Holder.

     SECTION 5.8 Control by the Holders.

          (a) The Holders of a majority in aggregate principal amount of the Notes at the time Outstanding shall have the right to elect a holder representative (the "Holder Representative") who shall have binding authority upon all the Holders and shall replace any Holder Representative then acting in such capacity, and who shall direct the time, method, and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee by the Indenture, provided that:

               (i) such direction shall not be otherwise than in accordance with law and the provisions of the Indenture; and

               (ii) subject to the  provisions  of Section  6.1,  the  Indenture
                    Trustee  shall  have the right to decline to follow any such
                    direction  if  the  Indenture  Trustee,   being  advised  by
                    counsel,  shall  determine  that the action or proceeding so directed  may not  lawfully  be  taken  or if the  Indenture
                    Trustee  in  good  faith  by its  board  of  directors,  the executive  committee,  or a trust  committee of directors or
                    Responsible   Officers  of  the   Indenture   Trustee  shall
                    determine  that the action or  proceedings so directed would involve the Indenture Trustee in personal liability.

          (b)  Nothing in the Indenture  shall impair the right of the Indenture
               Trustee in its discretion to take any action deemed proper by the Indenture Trustee and which is not inconsistent with such direction by the Holders.

     SECTION 5.9 Waiver of Past Defaults. Prior to the declaration of the maturity of the Notes as provided in Section 5.1, the Holder Representative may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences, except a default:

                                       51

               (i) in the payment of principal of, any premium or interest on, or any Additional Amounts with respect to, any of the Notes;
                    or

               (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Note.

Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                                   ARTICLE 6
                              THE INDENTURE TRUSTEE

     SECTION 6.1 Certain Duties and Responsibilities.

          (a)  Except if an Event of Default has occurred and is continuing (and
               it  has  not  been  cured  or  waived),   the  Indenture  Trustee
               undertakes  to  perform  such  duties and only such  duties  with respect  to such  Notes  as are  specifically  set  forth  in the
               Indenture. No implied covenants or obligations shall be read into the Indenture against the Indenture Trustee.

          (b) If an Event of Default has occurred and is continuing (and it has not been cured or waived), the Indenture Trustee shall exercise such of the rights and powers with respect to the Notes vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c) No provision of the Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

               (ii) in the  absence  of bad  faith on its  part,  the  Indenture
                    Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of

                                       52

                    the Indenture unless a Responsible  Officer of the Indenture
                    Trustee  has  actual   knowledge  that  such  statements  or
                    opinions are false; provided that the Indenture Trustee must examine such  certificates and opinions to determine whether they conform to the requirements of the Indenture;

               (iii) the Indenture  Trustee shall not be liable for any error of judgment  made in good faith by any  Responsible  Officer of
                    the  Indenture  Trustee,   unless  it  is  proved  that  the
                    Indenture   Trustee  was  negligent  in   ascertaining   the
                    pertinent facts;

               (iv) the  Indenture  Trustee  shall not be liable with respect to any action  taken or omitted to be taken by it in good faith
                    in   accordance   with   the   direction   of   the   Holder
                    Representative  relating  to the time,  method  and place of conducting any  proceeding  for any remedy  available to the
                    Indenture   Trustee,   or  exercising  any  trust  or  power
                    conferred  upon the Indenture  Trustee,  under the Indenture with respect to the Notes; and

               (v)  no provision of the  Indenture  shall  require the Indenture
                    Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the Indenture, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

     SECTION 6.2 Certain  Rights of the  Indenture  Trustee.  Subject to Section
6.1:

          (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                       53

          (b)  any request, direction, order or demand of the Trust mentioned in
               the  Indenture  shall  be  sufficiently   evidenced  by  a  Trust
               Certificate   (unless  other  evidence  in  respect   thereof  be
               specifically prescribed in the Indenture);

          (c) the Indenture Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it under the Indenture in good faith and in reliance on such advice or Opinion of Counsel;

          (d)  the  Indenture  Trustee  shall be under no obligation to exercise any of the trusts or powers  vested in it by the Indenture at the request, order or direction of any Holder Representative pursuant
               to  the   provisions  of  the   Indenture,   unless  such  Holder
               Representative  shall  have  offered  to  the  Indenture  Trustee reasonable security or indemnity against the costs,  expenses and liabilities which might be incurred by it in compliance with such request, order or direction;

          (e)  whenever in the  administration  of the  Indenture  the Indenture
               Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action under the Indenture, such matter (unless other evidence in respect thereof be specifically prescribed in the Indenture) may, in the absence of negligence or bad faith on its part, be deemed to be conclusively proved and established by a Trust Certificate delivered to the Indenture Trustee;

          (f) the Indenture Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by the Indenture;

          (g)  the   Indenture   Trustee   shall   not  be  bound  to  make  any
               investigation into the facts or matters stated in any resolution, certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent, order, approval,  appraisal,  bond, debenture, note,  coupon,  security,  or  other  paper  or  document  unless requested  in  writing  so to do by  the  Holder  Representative;
               provided  that,  if the payment  within a reasonable  time to the
               Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such  investigation is, in the opinion of the Indenture  Trustee,  not reasonably assured to the
               Indenture  Trustee by the security afforded to it by the terms of the  Indenture,  the  Indenture

                                       54

               Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Trust or, if paid by the Indenture Trustee or any predecessor trustee, shall be repaid by the Trust upon demand; and

          (h) the Indenture Trustee may execute any of the trusts or powers under the Indenture or perform any duties under the Indenture either directly or by or through agents or attorneys not regularly in its employ and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it under the Indenture.

     SECTION  6.3  Not  Responsible  for  Recitals,  Validity  of the  Notes  or
Application of the Proceeds. The recitals contained in the Indenture and in the Notes, except the Indenture Trustee's certificates of authentication, shall be taken as the statements of the Trust, and the Indenture Trustee assumes no responsibility for the correctness of the same. The Indenture Trustee makes no representation as to the validity or sufficiency of the Indenture or of the Notes, or of any Funding Agreement, or of the Collateral. The Indenture Trustee shall not be accountable for the use or application by the Funding Agreement
Provider of the proceeds of the Funding Agreement(s).

     SECTION 6.4 May Hold Notes; Collections, Etc. The Indenture Trustee or any agent of the Trust or the Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Indenture Trustee or such agent and, subject to Section
6.7,  Section 311(a) of the Trust Indenture Act, and Rule 3a-7 of the Investment
Company Act, may otherwise deal with the Trust, the  Administrator,  the Funding
Agreement Provider and any other interested party, and receive, collect, hold and retain collections from the Trust with the same rights it would have if it were not the Indenture Trustee or such agent.

     SECTION 6.5 Funds Held By Indenture  Trustee.  Subject to the provisions of
Section 11.4, all funds received by the Indenture Trustee shall, until used or applied as provided in the Indenture, be held in trust for the purposes for which they were received. The Indenture Trustee (and each of its agents and Affiliates) shall deposit all cash amounts received by it (or any such agents or Affiliates) that are derived from the Collateral for the benefit of the Holders of Notes in the Collection Account. Neither the Indenture Trustee nor any agent of the Trust or the Indenture Trustee shall be under any liability for interest on any funds received by it under the Indenture.

     SECTION 6.6 Compensation; Reimbursement; Indemnification.

          (a)  The Trust covenants and agrees:

                                       55

               (i)  to pay to the Indenture  Trustee from time to time,  and the
                    Indenture   Trustee   shall  be  entitled   to,   reasonable
                    compensation  for all  services  rendered  by it  under  the
                    Indenture  (which  compensation  shall not be limited by any provision of law in regard to the  compensation of a trustee of an express trust);

               (ii) except as  otherwise  provided in the  Indenture,  to pay or reimburse  the  Indenture  Trustee  upon its request for all reasonable expenses,  disbursements and advances incurred or made  by  the  Indenture  Trustee  in  accordance  with  any
                    provision  of  the  Indenture   (including   the  reasonable
                    compensation  and  the  expenses  and  disbursements  of its agents and counsel),  except any such expense,  disbursement or advance as may arise  from its  negligence  or bad faith;
                    and

               (iii) to  indemnify  the  Indenture  Trustee  for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Indenture or the trusts under the Indenture and its duties under the Indenture, including the costs and expenses of defending itself against or investigating any claim of liability in connection with the exercise or performance of any of its powers or duties under the Indenture.

          (b) The obligations of the Trust under this Section to compensate and indemnify the Indenture Trustee and to pay or reimburse the Indenture Trustee for expenses, disbursements and advances shall constitute additional indebtedness under the Indenture and shall survive the satisfaction and discharge of the Indenture and any resignation or removal of the Indenture Trustee.

     SECTION 6.7 Corporate Trustee Required; Eligibility.

          (a) There shall at all times be an Indenture Trustee under the Indenture which shall:

               (i) be a banking corporation or national association authorized under its laws of incorporation or formation and the laws of the jurisdiction in which it administers the Indenture and any Supplemental Indenture to exercise corporate trust powers, having an aggregate capital,

                                       56

                    surplus  of at  least  $50,000,000;  provided  that  if such
                    banking  corporation  or  national   association   publishes
                    reports of condition at least  annually,  pursuant to law or
                    to  the   requirements  of  its  Federal,   State  or  other
                    governmental  supervisor,  then  for  the  purposes  of this
                    Section,  the  aggregate  capital,   surplus  and  undivided
                    profits of such banking corporation or national  association shall be deemed to be its  aggregate  capital,  surplus  and undivided  profits as set forth in its most recent report of condition so published;

               (ii) not be affiliated (as such term is defined in Rule 405 under the Securities Act) with the Trust or with any Person involved in the organization or operation of the Trust; and

               (iii) not offer or provide  credit or credit  enhancement  to the
                    Trust.

          (b) If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 6.7(a) or the requirements of Section 310 of the Trust Indenture Act, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.8.

     SECTION 6.8 Resignation and Removal; Appointment of Successor Trustee.

          (a) The Indenture Trustee may at any time resign by giving not less than 90 days' prior written notice of resignation to the Trust and to the Holders of Notes as provided in the Indenture. Upon receiving such notice of resignation, the Trust shall promptly cause a successor trustee to be appointed by written instrument in duplicate, executed by the Trust, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor indenture trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor indenture trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b)  If at any time:

                                       57

               (i)  the  Indenture   Trustee  shall  cease  to  be  eligible  in
                    accordance  with the  provisions  of  Section  6.7(a) or the requirements of Section 310(a) of the Trust Indenture Act or any  applicable  Supplemental  Indenture  and shall  fail to resign  pursuant  to  Section  6.7(b) or  following  written request therefor by the Trust or by any such Holder pursuant to Section 6.8(c);

               (ii) the Indenture  Trustee shall become incapable of acting with respect to the Notes, or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of the Indenture
                    Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture
                    Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

               (iii) the  Indenture  Trustee  shall  fail  to  comply  with  the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to the Notes after written request therefor by the Trust or any Holder of a Note who has been a bona fide Holder of a Note for at least six months;

               then, in any such case, except during the existence of an Event of Default, the Trust may remove the Indenture Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Indenture
               Trustee so removed and one copy to the successor trustee.

          (c) In addition to the right of petition given to the resigning trustee and the right of removal given to the Trust under Sections 6.8(a) and 6.8(b), respectively, any Holder who has been a Holder of Notes for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee or the removal of the Indenture Trustee and the appointment of a successor trustee, as the case may be. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee or remove the Indenture Trustee and appoint a successor trustee, as the case may be.

          (d)  The Holder  Representative  may at any time remove the  Indenture
               Trustee and appoint a successor trustee by delivering to the Indenture Trustee so removed, to the successor trustee so

                                       58

               appointed  and to the Trust the evidence  provided for in Section
               8.1 of the action in that regard taken by a Holder.

          (e) Any resignation or removal of the Indenture Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 6.8 shall only become effective upon acceptance of appointment by the successor trustee as provided in
               Section 6.9.

     SECTION 6.9 Acceptance of Appointment by Successor Trustee.

          (a)  Every  successor  trustee  appointed  as  provided in Section 6.8 shall  execute,  acknowledge  and deliver to the Trust and to its
               predecessor   indenture  trustee  an  instrument  accepting  such
               appointment,  and  thereupon  the  resignation  or removal of the predecessor  indenture  trustee  shall become  effective and such successor  indenture  trustee,  without any further act,  deed or conveyance,  shall become vested with all rights,  powers, duties and obligations of its predecessor under the Indenture, with like effect as if  originally  named as  indenture  trustee  under the
               Indenture; but, nevertheless, on the written request of the Trust or of  the  successor  indenture  trustee,  upon  payment  of its charges then unpaid,  the indenture trustee ceasing to act shall, subject  to Section  11.4,  pay over to the  successor  indenture trustee all funds at the time held by it under the  Indenture and shall  execute and  deliver an  instrument  transferring  to such successor indenture trustee all such rights,  powers,  duties and
               obligations.   Upon  request  of  any  such  successor  indenture
               trustee,  the Trust  shall  execute  any and all  instruments  in writing for more fully and certainly vesting in and confirming to such  successor  indenture  trustee  all such  rights and powers.
               Subject to the Lien created  under the  Indenture,  any indenture trustee ceasing to act shall,  nevertheless,  retain a claim upon all property or funds held or collected by such indenture trustee to secure any amounts then due it pursuant to the  provisions  of
               Section 6.6.

          (b) Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 6.9, the Trust shall notify each Holder of any Note and each rating agency then rating any Notes at the request of the Trust. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.8. If the Trust fails to make such notice within 10 days after acceptance of appointment by the successor Indenture Trustee, the successor Indenture

                                       59

               Trustee shall cause such notice to be mailed at the expense of the Trust.

     SECTION 6.10 Merger, Conversion, Consolidation or Succession to Business of
Indenture Trustee.

          (a)  Any corporation or entity into which the Indenture Trustee may be merged or converted or with which it may be consolidated,  or any corporation or entity  resulting  from any merger,  conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation or entity  succeeding to all or substantially all of the corporate trust business of the Indenture  Trustee,  shall be the  successor of the Indenture  Trustee under the  Indenture, provided that such  corporation or entity shall be eligible under the provisions of Section 6.7, without the execution or filing of any paper or any further act on the part of any of the parties to
               the  Indenture,   anything  in  the  Indenture  to  the  contrary
               notwithstanding.

          (b)  In case at the time such successor to the Indenture Trustee shall succeed to the trusts  created by the  Indenture any of the Notes shall  have  been  authenticated  but  not  delivered,  any  such successor to the Indenture  Trustee may adopt the  certificate of authentication  of any predecessor  Indenture Trustee and deliver such Notes so authenticated; and, in case at that time any of the
               Notes shall not have been  authenticated,  any  successor  to the
               Indenture  Trustee may authenticate such Notes either in the name of any  predecessor  under  the  Indenture  or in the name of the
               successor   Indenture  Trustee;   and  in  all  such  cases  such
               certificate shall have the full force;  provided,  that the right to adopt the  certificate of  authentication  of any  predecessor
               Indenture  Trustee  or to  authenticate  Notes in the name of any predecessor  Indenture  Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                       60

     SECTION 6.11  Limitations on Rights of Indenture  Trustee as Creditor.  The
Indenture Trustee shall comply with Section 311(a) of the Trust Indenture Act.

                                   ARTICLE 7
            HOLDERS' LISTS AND REPORTS BY INDENTURE TRUSTEE AND TRUST

     SECTION  7.1 Trust To Furnish  Indenture  Trustee  Names And  Addresses  Of
Holders.

     In accordance with Section 312(a) of the Trust Indenture Act, the Trust shall furnish or cause to be furnished to the Indenture Trustee:

          (a) semi-annually not later than June 30 and December 31 of the year or upon such other dates as are set forth in or pursuant to a Note Certificate or Supplemental Indenture, a list, in each case in such form as the Indenture Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

          (b) at such other times as the Indenture Trustee may request in writing, within 30 days after the receipt by the Trust of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Indenture Trustee is the Registrar no such list shall be required to be furnished.

SECTION 7.2       Preservation of Information; Communication to Holders.

     The Indenture Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act. Every Holder of Notes, by receiving and holding the same, agrees with the Trust and the Indenture Trustee that neither the Trust, the Indenture Trustee, any Paying Agent or any Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section
312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 312(b) of the Trust Indenture Act.

     SECTION 7.3 Reports by Indenture Trustee.

          (a) Within 60 days after May 15 of each year commencing with the first May 15 following the issuance of Notes, if required by
               Section 313(a) of the Trust Indenture Act, the Indenture Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture
               Act, a brief report dated as of May 15 with respect to any of the events specified in Section 313(a) of the Trust Indenture Act

                                       61

               which may have occurred since the later of the immediately preceding May 15 and the date of the Indenture.

          (b)  The  Indenture  Trustee  shall  transmit the reports  required by
               Section 313(a) of the Trust Indenture Act at the time specified therein.

          (c)  The  Indenture  Trustee  shall comply with Section  313(b) of the
               Trust Indenture Act.

          (d) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

          (e)  A  copy  of  each  such  report  shall,   at  the  time  of  such
               transmission to Holders,  be filed by the Indenture  Trustee with each stock  exchange  upon which the Notes are  listed,  with the
               Commission  and the Trust.  The Trust will  notify the  Indenture
               Trustee whether the Notes are listed on any stock exchange.

          (f) Within ten days following any distribution made or scheduled to be made on the Notes, including any Interest Payment Date or the Maturity Date, and only to the extent the Trust is required to file reports under the Exchange Act, the Indenture Trustee will deliver to the Funding Agreement Provider and the Holders a report substantially in the form attached as Exhibit C.

     SECTION 7.4 Reports and Opinions by Trust.

          Pursuant to Section 314(a) of the Trust Indenture Act, the Trust shall:

          (a)  file, or cause to be filed, with the Indenture Trustee, within 15 days after the Trust or Global  Funding is  required  to file the same  with the  Commission  and to the  extent  available  to the
               Trust,  copies  of the  annual  reports  and of the  information, documents and other reports (or copies of such portions of any of the  foregoing as the  Commission  may from time to time by rules and regulations  prescribe) which the Trust or Global Funding may be required to file with the Commission pursuant to Section 13 or
               Section  15(d)  of the  Exchange  Act;  or,  if the  Trust is not
               required to file  information,  documents or reports  pursuant to either  of said  Sections,  then it  shall  file,  or cause to be
               filed,  with  the  Indenture  Trustee  and  the  Commission,   in
               accordance  with rules and  regulations  prescribed  from time to time by the Commission,  such of the  supplementary  and periodic information, documents

                                       62

               and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed form time to time in such rules and regulations; provided that if, pursuant to any publicly available interpretations of the Commission, the Trust or Global Funding would not be required to make such filings under Section 314(a) of the Trust Indenture Act, then the Trust or Global Funding shall not be required to make such filings;

          (b)  file,  or cause to be filed  on its  behalf,  with the  Indenture
               Trustee  and  the  Commission,   in  accordance  with  rules  and
               regulations prescribed from time to time by the Commission,  such additional  information,  documents  and reports  with respect to compliance by the Trust, with the conditions and covenants of the
               Indenture as may be required  from time to time by such rules and regulations; and

          (c) transmit within 30 days after the filing thereof with the Indenture Trustee, in the manner and to the extent provided in
               Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by or on behalf of the Trust pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

          (d)  The Trust shall furnish to the Indenture Trustee:

               (i) promptly after the execution and delivery of the Indenture, an Opinion of Counsel either stating that, in the opinion of such counsel, the Indenture has been properly recorded, registered and filed to the extent necessary to make effective the Security Interest intended to be created by the Indenture, and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, or stating that, in the opinion of such counsel, no such action is necessary to make the Security Interest effective; and

               (ii) at least annually,  an Opinion of Counsel,  dated as of such date, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of the Indenture, as is necessary to maintain the Security Interest of the Indenture and reciting the details of such action or

                                       63

                    referring to prior Opinions of Counsel in which such details are given, or stating that, in the opinion of such counsel, no such action is necessary to maintain the Security
                    Interest.

     SECTION 7.5 Reports on Assessment of Compliance with Servicing Criteria and
Compliance Statements; Attestation Reports of Registered Public Accounting Firm.
In connection with the filing of any Annual Report on Form 10-K of the Trust filed under the Exchange Act (each, an "Annual Report"), each of the Indenture
Trustee and each Paying Agent (unless the  Indenture  Trustee is the only Paying
Agent) shall (a) provide to the Funding Agreement Provider, the Trust and Global
Funding (i) a report required  pursuant to Item 1122(a) of Regulation AB (17 CFR
229.1100 - 1123)("Regulation AB") on an assessment of compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (each a "Compliance Report") and (ii) a statement of compliance required pursuant to
Item 1123 of Regulation AB, each of which shall be dated the date of, and shall be filed as an exhibit to, the applicable Annual Report; and (b) cause, at the expense of the Funding Agreement Provider, a registered public accounting firm to provide to the Funding Agreement Provider, the Trust and Global Funding an attestation report on the applicable Compliance Report as required pursuant to
Item 1122(b) of Regulation AB, which shall be dated the date of, and shall be filed as an exhibit to, the applicable Annual Report.

                                   ARTICLE 8
                             CONCERNING EACH HOLDER

     SECTION 8.1 Evidence of Action Taken by a Holder.

          (a)  Any request, demand,  authorization,  direction, notice, consent, waiver or other action  provided by the  Indenture to be given or taken by any Holder may be embodied in and  evidenced  (i) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy  appointed  in writing, or (ii) by the  record of the  Holders  of Notes  voting in favor thereof  at any  meeting  of  Holders  duly  called  and  held in accordance  with the  provisions  of  Article  12,  or (iii) by a combination of such instrument or instruments and any such record of  such  meeting  of  Holders.  Except  as  otherwise  expressly provided in the  Indenture,  such action shall  become  effective
               when  such   instrument  or  instruments  are  delivered  to  the
               Indenture  Trustee.  Proof of execution of any instrument or of a writing  appointing  any such agent shall be  sufficient  for any purpose of the  Indenture  and  (subject to Sections 6.1 and 6.2)
               conclusive  in favor of the Indenture  Trustee and the Trust,  if made in the manner  provided in this  Article.  The record of any

                                       64

               meeting of Holders of Notes shall be proved in the manner provided in Section 12.6.

          (b) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon the applicable Note Certificate.

     SECTION 8.2 Proof of Execution of Instruments and of Holding of Notes.

          (a)  Subject to Sections 6.1 and 6.2, the execution of any  instrument by a Holder or its  agent or proxy  may be  proved in  accordance with such  reasonable  rules and regulations as may be prescribed
               by  the  Indenture   Trustee  or  in  such  manner  as  shall  be
               satisfactory to the Indenture Trustee.

          (b) The ownership, principal amount and CUSIP numbers of Notes shall be proved by the Note Register or by a certificate of the Indenture Trustee.

     SECTION 8.3 Voting Record Date. The Trust may set a record date for purposes of determining the identity of each Holder of a Note entitled to vote or consent to any action referred to in Section 8.1, which record date may be set at any time or from time to time by notice to the Indenture Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than 5 days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions of the Indenture, only a Holder of any Note on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

     SECTION 8.4 Persons Deemed to be Owners. The Trust, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may deem and treat the Holder of any Note of as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing on the applicable Note Certificate) for the purpose of receiving payment of or on account of the principal of, any premium on, and, subject to the provisions of the Indenture, any interest on, and any Additional Amounts with respect to, such Note and for all other purposes; and neither the Trust nor the Indenture Trustee nor any agent of the Trust or the Indenture Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon such Person's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for funds payable upon any such Note.

                                       65

     SECTION 8.5 Notes Owned by Trust Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent or waiver under the Indenture, Notes which are owned by the Trust or any other obligor on the Notes or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Trust or any other obligor on the Notes shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Indenture
Trustee shall be protected in relying on any such direction, consent or waiver only Notes which the Indenture Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Trust or any other obligor upon the Notes or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Trust or any other obligor on the Notes. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Indenture Trustee in accordance with such advice. Upon request of the Indenture Trustee, the Trust shall furnish to the Indenture Trustee promptly a Trust Certificate listing and identifying all Notes, if any, known by the Trust to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.1 and 6.2, the Indenture Trustee shall be entitled to accept such Trust
Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are Outstanding for the purpose of any such determination.

     SECTION 8.6 Right of Revocation of Action Taken; Binding Effect of Actions by Holders.

          (a)  At any time  prior  to (but  not  after)  the  evidencing  to the
               Indenture  Trustee,  as provided in Section 8.1, of the taking of any  action  by  the  Holders  of  the  percentage  in  aggregate principal  amount  of the Notes  specified  in the  Indenture  in connection with such action,  any Holder of a Note represented by a Note  Certificate  the  serial  number of which is shown by the evidence  to be  included  among the  serial  numbers of the Note
               Certificates   representing  Notes  the  Holders  of  which  have
               consented  to such action may,  by filing  written  notice at the
               Corporate  Trust  Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Note.

          (b) Any action taken by the Holders of the percentage in aggregate principal amount of the Notes specified in the Indenture in connection with such action shall be conclusively binding upon the Trust, the Indenture Trustee and all present and future
               Holders of the Notes, irrespective of whether or not any notation

                                       66

               in  regard  of any such  action  is made on any  applicable  Note
               Certificate.

                                   ARTICLE 9
                             SUPPLEMENTAL INDENTURES

     SECTION 9.1 Supplemental Indentures Without Consent of Holders.

          (a) The Trust and the Indenture Trustee may from time to time and at any time enter into an indenture or indentures supplemental to the Indenture (each, a "Supplemental Indenture") (which shall conform to the provisions of the Trust Indenture Act) for one or more of the following purposes without the consent of any Holder:

               (i) for the Trust to convey, transfer, assign, mortgage or pledge to the Indenture Trustee as security for the Notes any property or assets;

               (ii) to add to the covenants of the Trust such further covenants, restrictions,  conditions or provisions as the Trust and the
                    Indenture Trustee shall consider to be for the protection of each Holder of any Note, and to make the occurrence,  or the occurrence  and  continuance,  of  a  default  in  any  such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several  remedies  provided in the  Indenture  as set forth in the  Indenture;  provided,  that in  respect of any
                    such   additional   covenant,   restriction,   condition  or
                    provision  such  Supplemental  Indenture  may  provide for a particular  period of grace after default  (which period may be shorter or longer than that  allowed in the case of other defaults) or may provide for an immediate  enforcement  upon such an Event of Default or may limit the remedies available to the  Indenture  Trustee  upon such an Event of Default or may limit the right of the  Holder  Representative  to waive such an Event of Default;

               (iii) to cure any  ambiguity  or to  correct  or  supplement  any provision  contained in the Indenture or in any Supplemental
                    Indenture  or Note  Certificate  which may be  defective  or inconsistent  with  any  other  provision  contained  in the
                    Indenture   or  in  any   Supplemental   Indenture  or  Note
                    Certificate;  or to make such other

                                       67

                    provisions in regard to matters or questions arising under the Indenture or under any Supplemental Indenture or Note
                    Certificate which shall not adversely affect the interests of the Holders of the Notes in any material respect; or

               (iv) to evidence and provide for the  acceptance  of  appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one trustee.

          (b) The Indenture Trustee is authorized to join with the Trust in the execution of any such Supplemental Indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such Supplemental Indenture which affects the Indenture Trustee's own rights, duties or immunities under the Indenture or otherwise.

          (c)  Any Supplemental  Indenture  authorized by the provisions of this
               Section may be executed  without the consent of any Holder of any
               Note  at  the  time  Outstanding,   notwithstanding  any  of  the
               provisions of Section 9.2.

     SECTION 9.2 Supplemental Indentures With Consent of Holders.

          (a) With the consent (evidenced as provided in Article 8) of the Holders of not less than 66 2/3% in aggregate principal amount of the Notes at the time Outstanding, the Trust and the Indenture
               Trustee may, from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any Supplemental Indenture or Note
               Certificate or of modifying in any manner the rights of the Holders of the Notes; provided, that no such Supplemental
               Indenture shall, without the consent of the Holder of each Note so affected:

               (i) change the final maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or any other amount payable thereon, or impair or affect the right of any Holder to institute suit for the payment thereof or modify any

                                       68

                    redemption or repayment provisions applicable to the Notes;

               (ii) permit the  creation  of any Lien on the  Collateral  or any part thereof (other than the Security Interest) or terminate the Security Interest as to any part of the Collateral, except as permitted by the Indenture; or

               (iii) modify any of the  provisions of this Section 9.2 except to increase the aforementioned percentage of Notes required to approve any Supplemental Indenture.

          (b) Upon the request of the Trust, and upon the filing with the Indenture Trustee of evidence of the consent of each Holder and other documents, if any, required by Section 8.1 the Indenture
               Trustee shall join with the Trust in the execution of such Supplemental Indenture unless such Supplemental Indenture affects the Indenture Trustee's own rights, duties or immunities under the Indenture or otherwise, in which case the Indenture Trustee may in its discretion, but shall not be obligated to, enter into such Supplemental Indenture.

          (c) It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed
               Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          (d)  Promptly  after the  execution  by the  Trust  and the  Indenture
               Trustee of any Supplemental Indenture pursuant to the provisions of this Section, the Indenture Trustee shall notify the Holders of each Note, as provided in the Indenture, setting forth in general terms the substance of such Supplemental Indenture. Any failure of the Indenture Trustee to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

     SECTION 9.3 Compliance  with Trust  Indenture Act;  Effect of  Supplemental
Indentures. Any Supplemental Indenture executed pursuant to the provisions of this Article shall comply with the Trust Indenture Act. Upon the execution of any Supplemental Indenture pursuant to the provisions of the Indenture, the Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under the Indenture of the Indenture Trustee, the Trust, each agent of the Trust and each Holder of Notes shall thereafter be determined, exercised and enforced under the Indenture subject in all respects to such modifications and amendments, and all

                                       69

the terms and conditions of any such Supplemental Indenture shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes.

     SECTION 9.4  Documents  to Be Given to  Indenture  Trustee.  The  Indenture
Trustee,  subject to the provisions of Sections 6.1 and 6.2, may receive a Trust
Certificate and an Opinion of Counsel as conclusive evidence that any such Supplemental Indenture complies with the applicable provisions of the Indenture.

     SECTION  9.5  Notation  on Note  Certificates  in Respect  of  Supplemental
Indentures. Any Note Certificate authenticated and delivered after the execution of any Supplemental Indenture pursuant to the provisions of this Article may bear a notation in form approved by the Indenture Trustee as to any matter provided for by such Supplemental Indenture or as to any action taken at any such meeting. If the Trust or the Indenture Trustee shall so determine, a new
Note Certificate representing Notes so modified as to conform, in the opinion of the Indenture Trustee and the Trust, to any modification of the Indenture contained in any such Supplemental Indenture may be prepared by the Trust, authenticated by the Indenture Trustee and delivered in exchange for each Note
Certificate representing Notes then Outstanding.

     SECTION 9.6 Amendment to Funding Agreements.

          (a)  The Trust and the Indenture  Trustee may from time to time and at any time enter into or consent to one or more  amendments  to any
               Funding  Agreement  for  one or more  of the  following  purposes without the consent of any Holder:  to cure any  ambiguity  or to correct or  supplement  any  provision  contained in such Funding
               Agreement which may be defective or  inconsistent  with any other provision  contained  in such  Funding  Agreement,  or  with  any provision of the  Indenture,  the Notes,  the Funding  Note,  the
               Distribution Agreement,  the Trust Agreement,  the Administrative
               Services  Agreement,   the  Coordination   Agreement,   the  Name
               Licensing Agreement,  the Support Agreement,  the Terms Agreement
               or the Pricing  Supplement,  or to make such other  provisions in regard  to  matters  or  questions  arising  under  such  Funding
               Agreement or the Indenture  which shall not adversely  affect the interests of the Holders of the Notes in any material respect.

          (b) With the consent (evidenced as provided in Article 8) of the Holders of not less than 66 2/3% in aggregate principal amount of the Notes at the time Outstanding, the Trust and the Indenture
               Trustee may, from time to time and at any time, enter into or consent to one or more amendments to any Funding Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Funding

                                       70

               Agreement; provided, that no such amendment shall change the Maturity Date (as defined in such Funding Agreement) of such Funding Agreement, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or any other amount payable thereon, or impair or affect the right of the Indenture Trustee or the Trust to institute suit for the payment thereof or modify any redemption or repayment provisions applicable to such Funding Agreement without the consent of the Holder of each Note affected thereby.

          (c) The Indenture Trustee may receive and conclusively rely upon an Opinion of Counsel stating whether or not any Notes would be affected by any amendment of a Funding Agreement and any such Opinion of Counsel shall be conclusive upon all the Holders of the Notes.

          (d)  Notwithstanding any other provision,  the Trust and the Indenture
               Trustee will not enter into or consent to any amendment to any Funding Agreement with the Funding Agreement Provider or permit any Funding Agreement to be amended or modified if such amendment or modification would cause the Trust not to be ignored or treated as a "grantor trust" for United States federal income tax purposes (as evidenced by an Opinion of Counsel). Furthermore, the Trust and the Indenture Trustee will not enter into or consent to any agreement or take any action which would cause the Trust to become required to be registered as an "investment company", or come under the "control" of an "investment company," as such terms are defined in the Investment Company Act.

          (e) The Indenture Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel as conclusive evidence that any such amendment to a Funding Agreement complies with the requirements of Section 9.6(a) or (b), as applicable, and any such Opinion of Counsel shall be conclusive on the Holders of the Notes.

          (f) It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment to a Funding Agreement, but it shall be sufficient if such consent shall approve the substance thereof.

                                       71

                                   ARTICLE 10
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     SECTION 10.1 Trust May Merge,  Consolidate,  Sell Or Convey  Property Under
Certain Circumstances. The Trust may not consolidate with, or merge into, any entity (whether or not affiliated with the Trust), or sell, lease or convey the property of the Trust as an entirety or substantially as an entirety, unless:

          (a) the entity formed by such consolidation or into which the Trust is merged or the entity which acquires by conveyance or transfer the properties and assets of the Trust substantially as an entirety shall be a statutory trust formed under the laws of the State of Delaware or a corporation or other entity organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by a Supplemental Indenture, executed and delivered to the Indenture
               Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to, the Notes and the performance of every covenant of the Indenture on the part of the Trust to be performed or observed;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (c) the Trust has received written confirmation from any rating agency then rating any Notes at the request of the Trust that such consolidation, merger, conveyance or transfer shall not cause the rating on the then Outstanding Notes to be downgraded or withdrawn; and

          (d)  the  Trust  has  delivered  to  the  Indenture  Trustee  a  Trust
               Certificate  and an  Opinion of Counsel  each  stating  that such
               consolidation,   merger,   conveyance   or   transfer   and  such
               Supplemental  Indenture  comply  with this  Article  and that all conditions  precedent  provided for in the Indenture  relating to such transaction have been complied with.

                                   ARTICLE 11
            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED FUNDS

     SECTION 11.1 Satisfaction and Discharge of Indenture. If at any time (a) the Trust shall have paid or caused to be paid all outstanding principal of, any premium

                                       72

and interest on, and any Additional Amounts and other amounts payable with respect to, all the Notes Outstanding under the Indenture, as and when the same shall have become due and payable, or (b) the Trust shall have delivered to the Indenture Trustee for cancellation all Note Certificates representing Notes theretofore authenticated (other than any Note Certificate which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.7) or (c) the Trust shall have irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds the entire amount in cash
(other than funds repaid by the Indenture Trustee or any Paying Agent to the Trust in accordance with Section 11.4) sufficient to pay at maturity all amounts payable at maturity on the Notes represented by each Note Certificate not theretofore delivered to the Indenture Trustee for cancellation, including any outstanding principal, interest, premium, Additional Amounts and other amounts due or to become due to such date of maturity as the case may be, and if, in any such case, the Trust shall also pay or cause to be paid all other sums payable under the Indenture by the Trust, then the Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Note Certificates, (iii) rights of Holders to receive payments of principal of, any premium and interest on, and any Additional Amounts and other amounts payable with respect to, the Notes, (iv) the rights, obligations and immunities of the Indenture Trustee under the Indenture and (v) the rights of each Holder as beneficiary of the Indenture with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of the Trust accompanied by a Trust Certificate and an Opinion of Counsel and at the cost and expense of the Trust, shall execute proper instruments acknowledging such satisfaction of and discharging the Indenture. The Trust agrees to reimburse the Indenture Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Indenture Trustee for any services thereafter reasonably and properly rendered by the Indenture Trustee in connection with the Indenture or the Notes.

     SECTION  11.2  Application  by  Indenture  Trustee of Funds  Deposited  for
Payment of Notes. Subject to Section 11.4, all funds deposited with the Indenture Trustee pursuant to Section 11.1 shall be held in trust in the Collection Account in accordance with Section 6.5 and applied by it to the payment, either directly, in its capacity as the Paying Agent, or through any other Paying Agent, to each Holder of any Note for the payment or redemption of which such funds have been deposited with the Indenture Trustee, of all sums due and to become due thereon for any principal, interest, premium, Additional
Amounts or other amounts.

     SECTION 11.3 Repayment of Funds Held by Paying Agent. In connection with the satisfaction and discharge of the Indenture, all funds then held by any Paying Agent under the provisions of the Indenture shall, upon demand of the Trust, be repaid to the Trust or paid to the Indenture Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such funds.

                                       73

     SECTION  11.4 Return of Funds Held by Indenture  Trustee and Paying  Agent.
Any funds deposited with or paid to the Indenture Trustee or any Paying Agent for the payment of the principal of, any interest or premium on, or any Additional Amounts or any other amounts with respect to, any Note and not applied but remaining unclaimed for three years after the date upon which such principal, interest, premium, Additional Amounts or any other amount shall have become due and payable, shall, upon the written request of the Trust and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Trust by the Indenture Trustee or such Paying Agent, and the Holder of such Note shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Trust for any payment which such Holder may be entitled to collect, and all liability of the Indenture Trustee or any Paying
Agent with respect to such funds shall thereupon cease.

                                   ARTICLE 12
                          MEETINGS OF HOLDERS OF NOTES

     SECTION  12.1  Purposes  for Which  Meetings  May Be  Called.  A meeting of
Holders of Notes may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture to be made, given or taken by Holders of Notes.

     SECTION 12.2 Call, Notice and Place of Meetings.

          (a)  Unless otherwise  provided in a Note  Certificate,  the Indenture
               Trustee may at any time call a meeting of Holders of Notes for any purpose specified in Section 12.1, to be held at such time and at such place in the City of New York or the city in which the Corporate Trust Office is located. Notice of every meeting of Holders of Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in the manner provided in Section
               13.4, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Trust or the Holder or Holders of at least 10% in principal amount of the Notes shall have requested the Indenture Trustee to call a meeting of the Holders of Notes for any purpose specified in Section 12.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Indenture Trustee shall not have made the first publication or mailing of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided in the Indenture, then

                                       74

               the Trust or the Holder or Holders of Notes in the amount above specified, as the case may be, may determine the time and the place in the City of New York or the city in which the Corporate
               Trust Office is located for such meeting and may call such meeting for such purposes by giving notice thereof as provided in
               Section 12.2.

     SECTION 12.3 Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Notes, a Person shall be (a) a Holder of one or more Notes then Outstanding, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Notes then Outstanding by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Notes shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Indenture
Trustee and its counsel and any representatives of the Trust and its counsel.

     SECTION 12.4 Quorum; Action.

          (a)  The Persons  entitled to vote a majority in  principal  amount of the  Notes  then  Outstanding  shall  constitute  a quorum  for a meeting  of  Holders  of Notes;  provided,  however,  that if any action is to be taken at such  meeting  with respect to a consent or waiver which the Indenture  expressly provides may be given by the Holders of not less than 66 2/3% in  principal  amount of the
               Outstanding   Notes,  then  Persons  entitled  to  vote  66-%  in
               principal  amount of the  Outstanding  Notes shall  constitute  a quorum.  In the absence of a quorum  within 30 minutes  after the time  appointed  for any such  meeting,  the  meeting  shall,  if convened at the request of Holders of Notes, be dissolved. In any other case the meeting may be adjourned  for a period of not less than 10 days as  determined  by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned  for a period of not less than 10 days as determined by the  chairman of the  meeting  prior to the  adjournment  of such adjourned  meeting.  Notice of the  reconvening  of any adjourned meeting shall be given as provided in Section  12.2,  except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled  to be  reconvened.
               Notice of the  reconvening  of an adjourned  meeting  shall state expressly the  percentage,  as provided  above,  of the principal amount of the Outstanding Notes which shall constitute a quorum.

                                       75

          (b)  Except  as  limited  by  the  proviso  to  Section  9.2(a),   any
               resolution  presented  to a meeting  or  adjourned  meeting  duly reconvened  at which a quorum  is  present  as  aforesaid  may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Notes; provided,  however, that,  except as limited by the  proviso to Section  9.2(a),  any resolution  with  respect  to any  consent  or  waiver  which the
               Indenture  expressly  provides may be given by the Holders of not less than 66-% in principal  amount of the Outstanding  Notes may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote  of the  Holders  of 66  2/3%  in  principal  amount  of the
               Outstanding Notes; and provided, further, that, except as limited by the proviso to Section 9.2(a),  any resolution with respect to any request, demand,  authorization,  direction, notice, consent, waiver or other action which the Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which  is  less  than a  majority,  in  principal  amount  of the
               Outstanding  Notes may be adopted  at a meeting  or an  adjourned meeting  duly  reconvened  and at which a quorum  is  present  as aforesaid  by  the  affirmative  vote  of  the  Holders  of  such specified  percentage  in  principal  amount  of the  Outstanding
               Notes.

          (c) Any resolution passed or decision taken at any meeting of Holders of Notes duly held in accordance with this Section shall be binding on all the Holders of Notes, whether or not such Holders were present or represented at the meeting.

     SECTION 12.5  Determination  of Voting  Rights;  Conduct of  Adjournment of
Meetings.

          (a)  Notwithstanding  any  other  provisions  of  the  Indenture,  the
               Indenture Trustee may make such reasonable  regulations as it may deem  advisable  for any meeting of Holders of Notes in regard to proof of the holding of Notes and of the  appointment  of proxies and in regard to the  appointment  and  duties of  inspectors  of votes,  the submission and  examination of proxies,  certificates and other  evidence of the right to vote,  and such other matters
               concerning   the   conduct  of  the  meeting  as  it  shall  deem
               appropriate.  Except as  otherwise  permitted  or required by any such  regulations,  the  holding of Notes  shall be proved in the manner  specified in Section 8.4 and the appointment of any proxy shall be proved in the  manner  specified  in Section  8.2.  Such regulations  may  provide  that  written  instruments  appointing

                                       76

               proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 8.2 or other proof.

          (b) The Indenture Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Trust or by Holders of Notes as provided in Section 12.2(b), in which case the Trust or the Holders of Notes calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting.

          (c) At any meeting, each Holder of a Note or proxy shall be entitled to one vote for each $1,000 of principal amount of Notes held or represented by such Holder or proxy; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Note or proxy.

          (d)  Any meeting of Holders of Notes duly  called  pursuant to Section
               12.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting; and the meeting may be held as so adjourned without further notice.

     SECTION 12.6 Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Notes shall be (a) by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Notes held or represented by them or (b) by such other procedures adopted by the Indenture Trustee in its discretion. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Notes shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 12.2 and, if applicable, Section 12.4.
Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Trust, and another to the Indenture Trustee to be preserved by the Indenture
Trustee,  the latter to have attached  thereto the ballots voted at the meeting.

                                       77

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

     SECTION  13.1  No  Recourse.   Notwithstanding  anything  to  the  contrary
contained in the Indenture,  or any relevant Note  Certificate  or  Supplemental
Indenture,  none of the Funding  Agreement  Provider,  its officers,  directors, affiliates,  employees or agents, or any of the Delaware Trustee,  the Indenture
Trustee or the Trust  Beneficial  Owner,  or any of their  officers,  directors, affiliates,  employees or agents (the "Nonrecourse  Parties") will be personally liable for the payment of any principal,  interest or any other sums at any time owing  under the terms of the Notes.  If any Event of Default  shall  occur with respect to the Notes,  the right of the  Holders of the Notes and the  Indenture
Trustee on behalf of such Holders in connection  with a claim on the Notes shall be limited solely to a proceeding  against the  Collateral.  Neither the Holders nor the  Indenture  Trustee  on  behalf  of the  Holders  will have the right to proceed against the Nonrecourse Parties to enforce the Notes (except that to the extent  they  exercise  their  rights,  if any,  to seize the  relevant  Funding
Agreement(s),  they may enforce the relevant  Funding  Agreement(s)  against the
Funding  Agreement  Provider) or for any  deficiency  judgment  remaining  after foreclosure of any property included in the relevant Collateral.

     It is expressly understood and agreed that nothing contained in this Section shall in any manner or way constitute or be deemed a release of the debt or other obligations evidenced by the Notes or otherwise affect or impair the enforceability against the Trust of the liens, assignments, rights and the Security Interest created by or pursuant to the Indenture, the relevant
Collateral or any other instrument or agreement evidencing, securing or relating to the indebtedness or the obligations evidenced by the Notes. Nothing in this Section shall preclude the Holders from foreclosing upon any property included in the Collateral or any other rights or remedies in law or in equity against the Trust.

     SECTION 13.2  Provisions  of Indenture  for the Sole Benefit of Parties and
Holders. Nothing in the Indenture or in the Notes, expressed or implied, shall give or be construed to give to any Person, other than the parties to the Indenture and their successors and the Holders of the Notes, any legal or equitable right, remedy or claim under the Indenture or under any covenant or provision contained in the Indenture, all such covenants and provisions being for the sole benefit of the parties to the Indenture and their successors and of the Holders of the Notes.

     SECTION 13.3 Successors and Assigns of Trust Bound by Indenture. All the covenants, stipulations, promises and agreements in the Indenture contained by or in behalf of the Trust shall bind its successors and assigns, whether so expressed or not.

                                       78

     SECTION  13.4  Notices  and  Demands on Trust,  Indenture  Trustee  and any
Holder.

          (a)  Except as  otherwise  provided  by this  Section,  any  notice or demand  which by any  provision  of the  Indenture is required or permitted  to be given or served by the  Indenture  Trustee or by any  Holder of any Note to or on the Trust may be given or served by being deposited  postage prepaid,  first-class mail (except as otherwise  specifically  provided  in  the  Indenture)  addressed
               (until  another  address  of the Trust is filed by the Trust with the  Indenture  Trustee)  to the  Delaware  Trustee.  Any notice, direction,  request  or demand  by the Trust or any  Holder to or
               upon  the  Indenture   Trustee  shall  be  deemed  to  have  been
               sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

          (b) Where the Indenture provides for notice to any Holder, such notice shall be sufficiently given (unless otherwise expressly provided in the Indenture) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at such Holder's last address as it appears in the Note Register. In any case where notice to any Holder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to any other Holder.

          (c) Where the Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by any Holder shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          (d) If, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Trust and each Holder when such notice is required to be given pursuant to any provision of the Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture
               Trustee shall be deemed to be a sufficient giving of such notice.

          (e) The Trust shall deliver promptly to each rating agency then rating the Notes copies of each of the following:

               (i)  any repurchase of Notes pursuant to Section 3.3;

                                       79

               (ii) any notice of any default or Event of Default;

               (iii) any notice of redemption  provided by the Trust pursuant to
                    Section 3.1(d);

               (iv) any  notice  of  change  in name,  identity,  organizational
                    structure,   chief  executive  office,  or  chief  place  of
                    business  of the Trust  provided  by the Trust  pursuant  to
                    Section 14.4(a);

               (v)  any Supplemental Indenture;

               (vi) any   resignation,   removal  or   appointment   under  this
                    Indenture;

               (vii) any amendment to any Funding Agreement; and

               (viii) any other information  reasonably requested by such rating agency.

               Any such notice shall be addressed to:

                  Standard & Poor's Ratings Services,
                  a division of The McGraw-Hill Companies, Inc.
                  55 Water Street
                  New York, NY 10041
                  Attention: Capital Markets
                  Facsimile: (212) 438-5215

                  Moody's Investors Service Inc.
                  99 Church Street
                  New York, NY 10007
                  Attention: Life Insurance Group
                  Facsimile: (212) 553-4805

or such other address previously furnished in writing to the Trust by the applicable rating agency.

     SECTION 13.5 Trust  Certificates and Opinions of Counsel;  Statements to be
Contained Therein.

               (a) Except as otherwise expressly provided in the Indenture, upon any application or demand by the Trust to the Indenture
                    Trustee to take any action under any of the provisions of the Indenture, the Trust shall furnish to the Indenture
                    Trustee a Trust Certificate stating that all conditions precedent, if any, provided for in the

                                       80

                    Indenture relating to the proposed action have been complied with and an Opinion of Counsel  stating  that in the opinion of the applicable counsel all such conditions precedent,  if any, have been complied with, except that in the case of any such  application  or demand as to which the  furnishing  of such documents is specifically  required by any provision of the Indenture  relating to such  particular  application  or
                    demand,  no  additional   certificate  or  opinion  need  be
                    furnished.

               (b) Each certificate or opinion provided for in the Indenture and delivered to the Indenture Trustee with respect to compliance with a condition or covenant provided for in the Indenture shall include:

                    (i) a statement that the Person making such certificate or opinion has read such covenant or condition;

                    (ii) a brief  statement  as to the  nature  and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (iii) a statement  that,  in the opinion of such Person,  he has made such examination or investigation or has received such certificates, opinions, representations or statements of counsel or accountants pursuant to paragraphs (c) or (d) of this Section, as are necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (iv) a  statement  as to whether or not,  in the  opinion of such Person, such condition or covenant has been complied with.

               (c)  Any  certificate,  statement  or opinion of the Trust may be based upon a certificate or opinion of or representations by counsel,  unless  the Trust  knows that the  certificate  or opinion or representations  with respect to the matters upon which his certificate,  statement or opinion may be based as aforesaid  are  erroneous,  or in the exercise of reasonable
                    care   should  know  that  the  same  are   erroneous.   Any
                    certificate,  statement  or opinion of counsel may be based, insofar as it relates to factual  matters  information  with respect to which is in the possession of the Trust, upon the certificate,  statement or opinion of or  representations by the Trust,  unless such counsel knows that the

                                       81

                    certificate, statement or opinion or representations with respect to the matters upon which the certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

               (d) Any certificate, statement or opinion of the Trust or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Trust, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which the certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

               (e) Any certificate or opinion of any independent firm of public accountants filed with the Indenture Trustee shall contain a statement that such firm is independent.

     SECTION  13.6  Governing  Law.  Pursuant  to Section  5-1401 of the General
Obligations Law of the State of New York, the Indenture and the Notes shall (unless specified otherwise in the Note Certificate) be governed by, and construed in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the Trust's ownership of and security interest in the Funding Agreement(s) or remedies under the Indenture in respect thereof may be governed by the laws of a jurisdiction other than the State of New York. All judicial proceedings brought against the Trust or the Indenture Trustee arising out of or relating to the Indenture, any Note or any portion of the Collateral or other assets of the Trust may be brought in any state or Federal court in the State of New York, provided that a Note Certificate may specify other jurisdictions as to which the Trust may consent to the nonexclusive jurisdiction of its courts with respect to the Notes.

     SECTION 13.7 Counterparts. The Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 13.8 Trust Indenture Act to Control. If and to the extent that any provision of the Indenture limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed on the Indenture by
Section 318(c) of the Trust Indenture Act, such provision of the Trust Indenture
Act shall control.

     SECTION 13.9 Judgment Currency.  The Trust will indemnify the Holder of any
Note against any loss  incurred as a result of any judgment or order being given

                                       82

or made for any amount due under such Note and that judgment or order requiring payment in a currency (the "Judgment Currency") other than the Specified
Currency, and as a result of any variation between:

          (a) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of that judgment or order; and

          (b) the rate of exchange at which the Holder, on the date of payment of that judgment or order, is able to purchase the Specified
               Currency with the amount of the Judgment Currency actually received.

                                   ARTICLE 14
                                SECURITY INTEREST

     SECTION 14.1 Security Interest.

          (a) To secure the full and punctual payment of the Obligations in accordance with the terms of the Indenture and to secure the performance of the Trust's obligations under the Notes and the Indenture, the Trust pledges and collaterally assigns to and with the Indenture Trustee for the benefit of each Holder of each Note and any other Person for whose benefit the Indenture Trustee is or will be holding the Collateral (the "Secured Parties"), and grants to the Indenture Trustee for the benefit of each Secured
               Party, a security interest in the Collateral, and all of the rights and privileges of the Trust in and to the Collateral (the
               "Security Interest"), effective as of the Original Issue Date of the Notes.

          (b) It is expressly agreed that anything therein contained to the contrary notwithstanding, the Trust shall remain liable under each Funding Agreement to perform all the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee shall not have any obligations or liabilities by reason of or arising out of the Indenture, nor shall the Indenture Trustee be required or obligated in any manner to perform or fulfill any obligations of the Trust under or pursuant to such Funding Agreement or to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by it, or, prior to the occurrence and continuance of an Event of Default, to present or file any claim, or to take any action to collect or enforce the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

                                       83

          (c)  The  Indenture  Trustee  acknowledges  the grant of the  Security
               Interest upon the issuance of the Notes, accepts the trusts under the Indenture in accordance with the provisions of the Indenture and agrees to perform its duties in the Indenture to the end that the interests of each Secured Party may be adequately and effectively protected.

     SECTION 14.2 Representations and Warranties. The Trust represents and warrants as of the date of the Indenture as follows:

          (a)  The  Trust  owns  each   Funding   Agreement   that  secures  the
               Obligations and all of the rest of the Collateral, free and clear of any Liens other than the Security Interest in the Collateral.

          (b)  The Trust has not  performed  any acts which  might  prevent  the
               Indenture  Trustee  from  enforcing  any  of  the  terms  of  the
               Indenture or which would limit the Indenture  Trustee in any such enforcement.  Other than financing statements or other similar or equivalent  documents or instruments with respect to the Security
               Interest, no financing statement, mortgage, security agreement or similar or equivalent  document or instrument covering all or any
               part  of  the   Collateral  is  on  file  or  of  record  in  any
               jurisdiction in which such filing or recording would be effective to perfect a Lien on such  Collateral.  No  Collateral  is in the possession  of any  Person  (other  than the Trust or its  agent)
               asserting any claim thereto or security interest therein,  except that the Indenture Trustee or its designee may have possession of
               Collateral as contemplated by the Indenture.

          (c)  Each  Security  Interest  constitutes a valid  security  interest securing the Obligations. When (i) the financing statements shall have been filed in the appropriate offices in Illinois,  Delaware and New York, (ii) the Indenture  Trustee or its agent shall have taken possession of each applicable Funding Agreement,  (iii) the
               Trust  shall  have  pledged  and   collaterally   assigned   each
               applicable  Funding  Agreement to the Indenture Trustee and given written  notice to the  Funding  Agreement  Provider of each such
               assignment  to  the  Indenture   Trustee  and  (iv)  the  Funding
               Agreement  Provider shall have given its express  written consent to such pledge and collateral  assignment and affirmed in writing that the  Funding  Agreement  Provider  has changed its books and records to reflect such pledge and  collateral  assignment to the
               Indenture  Trustee,  such Security  Interest  shall  constitute a first priority  perfected  security  interest in the  Collateral, enforceable

                                       84

               against the Trust, the Trust's creditors and any purchaser from the Trust.

     SECTION  14.3  Additional   Representations   and  Warranties.   The  Trust
represents and warrants as of the date of the Indenture that:

          (a)  to the extent the creation of a security  interest in any Funding
               Agreement is governed by the applicable UCC, the Indenture creates a valid security interest (as defined in the applicable
               UCC) in each Funding Agreement in favor of the Indenture Trustee for the benefit and security of the Secured Parties, which security interest is prior to all other Liens;

          (b) to the extent the UCC applies, each Funding Agreement consists of "general intangibles," "payment intangibles" and/or "instruments" within the meaning of the applicable UCC;

          (c) subject to the grant of security interest, pledge and collateral assignment of the Trust's estate, right, title and interest in each Funding Agreement, the Trust is a party to and is the Person entitled to payment under each Funding Agreement on the date of the Indenture free and clear of any Lien, claim or encumbrance of any Person, other then the Lien created under the Indenture or any Lien otherwise permitted under the Indenture;

          (d) to the extent the UCC applies, the Trust has caused or will have caused, within ten days after the date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in each Funding
               Agreement granted to the Indenture Trustee for the benefit and security of the Secured Parties under the Indenture;

          (e) all original executed copies of each instrument that constitutes or evidences each Funding Agreement have been delivered to the Indenture Trustee or a custodian for the Indenture Trustee (the
               "Custodian");

          (f)  where  all  original  executed  copies  of each  instrument  that
               constitutes  or  evidences  each  Funding   Agreement  have  been
               delivered  to the  Custodian,  the Trust has  received  a written acknowledgment  from the Custodian  that the Custodian is holding
               the   instruments   that  constitute  or  evidence  each  Funding
               Agreement solely on behalf of the Indenture Trustee;

                                       85

          (g) other than the security interest granted to the Indenture Trustee for the benefit and security of the Secured Parties pursuant to the Indenture, the Trust has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Funding
               Agreements;

          (h) the Trust has not authorized the filing of and is not aware of any financing statements against the Trust that include a description of collateral covering the Funding Agreement other than any financing statement relating to the security interest granted to the Indenture Trustee for the benefit and security of the Secured Parties under the Indenture or that has been terminated;

          (i) the Trust is not aware of any judgment or tax lien filings against the Trust; and

          (j)  none of the  instruments  that constitute or evidence the Funding
               Agreements has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee for the benefit and security of the Secured Parties.

     The foregoing representations and warranties shall survive the execution and delivery of the Notes. No party to the Indenture shall waive any of the foregoing representations and warranties. Subject to Section 14.9, The Trust shall maintain the perfection and priority of the security interest in each Funding Agreement.

     SECTION 14.4 Further Assurances; Covenants.

          (a) The Trust will not change its name, identity or organizational structure in any manner unless it shall have given the Indenture
               Trustee at least 30 days' prior notice thereof. The Trust will not change the location of its chief executive office or chief place of business unless it shall have given the Indenture
               Trustee at least 30 days' prior notice thereof.

          (b) The Trust will, from time to time and upon advice of counsel, at the Trust's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements) that from time to time may be necessary or desirable, or that the Indenture
               Trustee may reasonably request, in order to create, preserve, perfect, confirm or validate a Security Interest or to enable the Holders of Notes to obtain the full benefits of the Indenture, or to

                                       86

               enable the Indenture Trustee to exercise and enforce any of its rights, powers and remedies under the Indenture with respect to any Collateral. To the extent permitted by applicable law, the Trust authorizes the Indenture Trustee to execute and file financing statements or continuation statements without the Trust's signature appearing thereon. The Trust agrees that a carbon, photographic, photostatic or other reproduction of the Indenture or of a financing statement is sufficient as a financing statement. The Trust shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning any Collateral.

          (c)  If any  Collateral is at any time in the possession or control of any  warehouseman,  bailee  or  any  of  the  Trust's  agents  or processors,  the Trust shall  notify such  warehouseman,  bailee, agent  or  processor  of the  Security  Interest  created  by the
               Indenture  and to hold  all  such  Collateral  for the  Indenture
               Trustee's   account   subject   to   the   Indenture    Trustee's
               instructions.

          (d)  The Trust will,  promptly upon request,  provide to the Indenture
               Trustee all information and evidence it may reasonably request concerning the Collateral to enable the Indenture Trustee to enforce the provisions of the Indenture.

          (e) Not more than six months nor less than 30 days prior to each date on which the Trust proposes to take any action contemplated by
               Section 14.4(a), the Trust shall, at its cost and expense, cause to be delivered to the Indenture Trustee an Opinion of Counsel, satisfactory to the Indenture Trustee, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security
               Interest for a period, specified in such Opinion of Counsel, continuing until a date not earlier than 18 months from the date of such Opinion of Counsel, against all creditors of and purchasers from the Trust have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

          (f) From time to time upon request by the Indenture Trustee, the Trust shall, at its cost and expense, cause to be delivered to the Indenture Trustee an Opinion of Counsel satisfactory to the Indenture Trustee as to such matters relating to the Security
               Interest as the Indenture Trustee or the Holder Representative may reasonably request.

                                       87

     SECTION  14.5  General  Authority.   The  Trust  irrevocably  appoints  the
Indenture Trustee its true and lawful attorney, with full power of substitution, in the  name of the  Trust,  the  Indenture  Trustee,  the  Holders  of Notes or
otherwise,  for the sole use and  benefit  of the  Secured  Parties,  but at the
Trust's  expense,  to the extent  permitted by law to exercise,  at any time and from time to time while an Event of Default has occurred and is continuing,  all or any of the following powers with respect to all or any of the Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Indenture Trustee were the absolute owner thereof, and

          (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Indenture Trustee shall give the Trust not less than 10 days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any part of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market.

     SECTION 14.6 Remedies Upon Event of Default. If any Event of Default has occurred and is continuing, the Indenture Trustee may exercise on behalf of the Secured Parties all rights of a secured party under applicable law and, in addition, the Indenture Trustee may, without being required to give any notice, except as provided in the Indenture or as may be required by mandatory provisions of law, (i) apply all cash, if any, then held by it as all or part of the Collateral as specified in Section 5.3 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full, sell the Collateral (including each applicable Funding Agreement) or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Indenture Trustee may deem satisfactory. Any
Holder may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Trust will execute and deliver such documents and take such other action as the Indenture Trustee deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Indenture Trustee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Trust which may be

                                       88

waived, and the Trust, to the extent permitted by law, specifically waives all rights of redemption, stay or appraisal which it has or may have under any law.
The notice (if any) of such sale shall (A) in the case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Indenture Trustee may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Indenture Trustee may determine. The Indenture Trustee shall not be obligated to make any such sale pursuant to any such notice. The
Indenture Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Indenture Trustee until the selling price is paid by the purchaser thereof, but the Indenture Trustee shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Indenture Trustee, instead of exercising the power of sale conferred upon it in the Indenture, may proceed by a suit or suits at law or in equity to foreclose a Security Interest and sell any Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     SECTION  14.7  Limitation  on Duties of  Indenture  Trustee with Respect to
Collateral. Beyond the exercise of reasonable care in the custody thereof, the Indenture Trustee shall have no duty as to any portion of the Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Indenture Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords property it holds in its fiduciary capacity generally, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Indenture Trustee in good faith.

     SECTION 14.8 Concerning the Indenture Trustee. In furtherance and not in derogation of the rights, privileges and immunities of the Indenture Trustee specified in the Indenture:

          (a)  the Indenture Trustee is authorized to take all such action as is provided  to be  taken  by it as  Indenture  Trustee  under  this
               Article and all other action reasonably incidental thereto. As to
               any  matters  not   expressly   provided   for  in  this  Article
               (including,   without  limitation,  the  timing  and  methods  of
               realization upon any Collateral) the Indenture  Trustee shall act or refrain from

                                       89

               acting in accordance with written instructions from the Holder or Holders of the required percentage of aggregate principal amount of Notes for any instructions or, in the absence of such instructions, in accordance with its discretion; and

          (b) the Indenture Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security
               Interest in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under the Indenture.

     SECTION 14.9 Termination of Security Interest. Upon the repayment in full of all Obligations, the Security Interest shall terminate and all rights to the Collateral shall revert to the Trust. Upon such termination of a Security
Interest, and delivery of a certificate by the Trust to such effect, the Indenture Trustee will, at the expense of the Trust, execute and deliver to the Trust such documents as the Trust shall reasonably request to evidence the termination of the Security Interest.


                                       90


                                                            EXHIBIT A-1

          FORM OF GLOBAL SECURITY FOR SECURED MEDIUM TERM NOTES PROGRAM










                                      A1-1


                                                             EXHIBIT A-2

        FORM OF DEFINITIVE SECURITY FOR SECURED MEDIUM TERM NOTES PROGRAM













                                      A2-1


                                                              EXHIBIT A-3

        FORM OF GLOBAL SECURITY FOR ALLSTATE LIFE(R) CORENOTES(R) PROGRAM











                                      A3-1


                                                               EXHIBIT A-4

      FORM OF DEFINITIVE SECURITY FOR ALLSTATE LIFE(R) CORENOTES(R) PROGRAM








                                      A4-1


                                                          EXHIBIT B

                      FORM OF CERTIFICATE OF AUTHENTICATION

         This Note Certificate is one of the Note Certificates representing
Notes described in the within-mentioned Indenture.


                                   J.P. MORGAN TRUST COMPANY, NATIONAL
                                   ASSOCIATION,
                                   as Funding Note Indenture Trustee

                                   By:
                                      ----------------------------
                                          Authorized Signatory


Dated:





                                       B-1


                                                                EXHIBIT C

           FORM OF INDENTURE TRUSTEE REPORT PURSUANT TO SECTION 7.3(f)

Allstate Life Global Funding Trusts

Indenture Trustee Report for Payment Date -:

(i) the amount received by the Indenture Trustee as of the last Payment Date in respect of the principal, interest and premium, if any, on Funding
     Agreements issued by Allstate Life Insurance Company ("Allstate Life"),

(ii) the amount of payment on such Payment Date to holders allocable to principal and premium, if any, and interest on the Notes of the Trusts and the amount of aggregate unpaid interest accrued on such Notes as of such Payment Date.

(iii) the aggregate original stated principal amount of the Funding Agreements, the current interest rate thereon at the close of business on such Payment
     Date, and

(iv) the aggregate principal balance of the Notes at the close of business on such Payment Date.

TRUST NO. / FUNDING AGREEMENT NO(S). / CUSIP / ISSUE DATE / MATURITY / TYPE /
RATE / INTEREST DUE / UNPAID INTEREST ACCRUED / * PRINCIPAL DUE / ORIGINAL
OUTSTANDING / CURRENT OUTSTANDING(1)

(v) the amounts of compensation received by the Indenture Trustee during the period relating to such Payment Date.

Paid by the Trust: -
Paid by Allstate Life: -



* Principal Due includes any applicable premium.


--------
(1) To be in chart format on actual report. These items are column titles.





                                       C-1